Filed pursuant to Rule 497(b)
File No. 333-150123

Questions & Answers

DWS Small Cap Value Fund

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM”, as defined on page 17 in the enclosed Prospectus/Proxy Statement) is proposing to merge DWS Small Cap Value Fund into DWS Dreman Mid Cap Value Fund.

Q What issue am I being asked to vote on?

A You are being asked to vote on the proposal to merge DWS Small Cap Value Fund into DWS Dreman Mid Cap Value Fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM advised the Board of DWS Small Cap Value Fund that it had proposed the merger to address several related issues. First, DeAM noted that DWS Small Cap Value Fund was shrinking in size due to redemption activity, and faced limited prospects for future asset growth. Second, DeAM observed that due to this shrinking asset base, the fund’s gross expense ratio had increased and would continue to increase in the event of further loss of assets. Third, DeAM advised the Trustees that DeAM had carefully considered various alternatives to improve the fund’s performance, and had concluded that the best available alternative for fund shareholders would be to merge the fund into DWS Dreman Mid Cap Value Fund, a fund that DeAM observed has provided superior risk-adjusted returns for its shareholders. Accordingly, DeAM proposed the merger of

Q&A continued

DWS Small Cap Value Fund into DWS Dreman Mid Cap Value Fund, which DeAM believes is similar in that it also invests primarily in “value” stocks, although the funds’ investment strategies differ in regard to average market capitalization. If the merger is approved by shareholders of DWS Small Cap Value Fund, DeAM expects that substantially all of DWS Small Cap Value Fund’s holdings will be liquidated and the proceeds reinvested in other securities so that at the time of the merger, DWS Small Cap Value Fund’s portfolio will be consistent with DWS Dreman Mid Cap Value Fund’s investment objective, policies, restrictions and strategies.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. As noted above, substantially all of DWS Small Cap Value Fund’s holdings will be sold in connection with the merger. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to DWS Small Cap Value Fund’s shareholders as capital gain dividends and/or ordinary dividends during or with respect to the year of sale, and such distributions would be taxable to shareholders. However, as of May 15, 2008, the liquidation of all of DWS Small Cap Value Fund’s assets was expected to generate net realized losses, in which case DWS Small Cap Value Fund would not have any related net realized gains to distribute to shareholders. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. However, the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Dreman Mid Cap

Q&A continued

Value Fund, which will probably be different from the net asset value per share of DWS Small Cap Value Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about July 28, 2008 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to track DWS Dreman Mid Cap Value Fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-877-225-6917.

DWS SMALL CAP VALUE FUND

A Message from the President

May 23, 2008

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Small Cap Value Fund (“Small Cap Fund”), a series of DWS Securities Trust (the “Trust”). While you are, of course, welcome to join us at the Small Cap Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Small Cap Fund to DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), in exchange for shares of Mid Cap Fund and the assumption by Mid Cap Fund of all liabilities of Small Cap Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Small Cap Fund in complete liquidation and termination of Small Cap Fund.

Deutsche Asset Management (or “DeAM” as defined on page 17 of the enclosed Prospectus/Proxy Statement) has proposed the merger of Small Cap Fund into Mid Cap Fund because it believes that the merger will benefit shareholders of Small Cap Fund by providing a tax-free method to transition into a Fund that has provided superior risk-adjusted returns for its shareholders. DeAM also believes that shareholders of Small Cap Fund will benefit from a larger pool of assets in the combined fund which should result in improved economies of scale and estimated expense ratios that are expected to be the same or lower than the current expense ratios of Small Cap Fund. The Board of Trustees of the Trust has approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Small Cap Fund’s participation in the proposed merger would be in the best interests of Small Cap Fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2008.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Mid Cap Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Small Cap Fund’s proxy solicitor, at 1-877-225-6917 or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael G. Clark

President

DWS Securities Trust

DWS SMALL CAP VALUE FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Small Cap Value Fund:

A Special Meeting of Shareholders of DWS Small Cap Value Fund (“Small Cap Fund”) will be held July 10, 2008 at 3:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Small Cap Fund to DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), in exchange for shares of Mid Cap Fund and the assumption by Mid Cap Fund of all liabilities of Small Cap Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Small Cap Fund in complete liquidation and termination of Small Cap Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Small Cap Fund at the close of business on April 29, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Trustees

John Millette

Secretary

May 23, 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS SMALL CAP VALUE FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., DWS Small Cap Value Fund’s proxy solicitor, at the special toll-free number we have set up for you (1-877-225-6917) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

May 23, 2008

Acquisition of the assets of:	By and in exchange for shares of:

DWS Small Cap Value Fund a series of DWS Securities Trust	DWS Dreman Mid Cap Value Fund a series of DWS Value Series, Inc.

345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-728-3337 (Class S Shares)	345 Park Avenue New York, NY 10154 800-621-1048 (Class A, B and C Shares) 800-728-3337 (Class S Shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Small Cap Value Fund (“Small Cap Fund”) into DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”). Small Cap Fund and Mid Cap Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Small Cap Fund will receive a number of full and fractional shares of the corresponding class of Mid Cap Fund equal in value as of the Valuation Time (as defined below on page 25) to the total value of such shareholder’s Small Cap Fund shares.

This Prospectus/Proxy Statement is being mailed on or about May 29, 2008. It explains concisely what you should know before voting on the matter described herein or investing in Mid Cap Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Mid Cap Fund dated March 1, 2008, as supplemented from time to time, for Class A, B and C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Mid Cap Fund dated March 1, 2008, as supplemented from time to time, for Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class A, B and C shares;

(iv)	the prospectus of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class S shares;

(v)	the statement of additional information of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class A, B and C shares;

(vi)	the statement of additional information of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class S shares;

(vii)	the statement of additional information relating to the proposed merger, dated May 23, 2008 (the “Merger SAI”); and

(viii)	the audited financial statements and related independent registered public accounting firm’s report for Small Cap Fund contained in the Annual Report for the fiscal year ended July 31, 2007, and the updated unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2008.

No other parts of Small Cap Fund’s Annual Report or Semi-annual Report are incorporated by reference herein.

The financial highlights for Mid Cap Fund contained in the Annual Report to shareholders for the period ended November 30, 2007, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1-800-728-3337 for Class S shares).

Like shares of Small Cap Fund, shares of Mid Cap Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Small Cap Fund’s proxy solicitor, at 1-877-225-6917, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Securities Trust (the “Trust”), of which Small Cap Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Small Cap Fund into Mid Cap Fund. If approved by shareholders, all of the assets of Small Cap Fund will be transferred to Mid Cap Fund solely in exchange for the issuance and delivery to Small Cap Fund of shares of Mid Cap Fund (“Merger Shares”) with a value equal to the value of Small Cap Fund’s assets net of liabilities and for the assumption by Mid Cap Fund of all liabilities of Small Cap Fund. All Merger Shares delivered to Small Cap Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Small Cap Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Small Cap Fund as a result of the merger?

Your shares of Small Cap Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Mid Cap Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page 25).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

DeAM advised the Trustees that it had proposed the merger to address several related issues. First, DeAM noted that Small Cap Fund was shrinking in size due to redemption activity, and faced limited prospects for future asset growth. Second, DeAM observed that due to this shrinking asset base, the Fund’s gross expense ratio had increased and would continue to increase in the event of further loss of assets. Third, DeAM advised the Trustees that it had carefully considered various alternatives to improve the Fund’s performance, and had concluded that the best available alternative for Fund shareholders would be to merge the Fund into Mid Cap Fund, a Fund DeAM observed has provided superior risk-adjusted returns for its shareholders. In determining to recommend that shareholders of Small Cap Fund approve the merger, the Trustees considered, among others, the following factors:

•	DeAM’s recommendation that Mid Cap Fund was the best available alternative for shareholders of Small Cap Fund.

•	Similarities and differences between Small Cap Fund’s and Mid Cap Fund’s investment strategies.

•	Mid Cap Fund is subadvised by Dreman Value Management, L.L.C., a well established and highly regarded investment manager.

•

The aggregate fee rate to be paid by the combined Fund to DIMA and its affiliates for advisory services, administrative services and fund accounting services will be the same or lower at all asset levels as compared to the aggregate fee rate paid by Small Cap Fund to DIMA and its affiliates for providing these same categories of services.

•

The estimated operating expense ratios of the combined Fund are expected to be the same or lower than the current operating expense ratios of Small Cap Fund, and that DeAM has agreed to cap the total operating expense ratios of the combined fund at levels that are lower than the current total expense ratios of Small Cap Fund for at least the one year period following the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Small Cap Fund and (2) the interests of the existing shareholders of Small Cap Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement (as defined on page 22) effecting the merger. For a complete discussion of the Trustees’ considerations please see “Background and Trustees’ Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

Small Cap Fund seeks long-term growth of capital. Under normal circumstances, Small Cap Fund invests at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. The Fund invests primarily in companies whose market capitalizations fall within the normal range of the Russell 2000® Value Index (which, as of February 29, 2008, had a median market capitalization of approximately $493 million). Although it is not a principal investment strategy for the Fund, Small Cap Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the Fund may use futures, options and covered call options. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Mid Cap Fund seeks long-term capital appreciation. Under normal circumstances, Mid Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for appreciation. The Fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap™ Value Index with a market capitalization which usually ranges from $1 billion to $20 billion. Mid Cap Fund may also invest up to 20% of total assets in foreign securities. Although it is not a principal investment strategy for the Fund, Mid Cap Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the Fund may use futures, currency options and forward currency transactions. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Due to substantial overlap in the investment universes that each Fund targets, DeAM believes that Mid Cap Fund should provide a comparable investment opportunity for shareholders of Small Cap Fund. However, there are significant differences in the portfolios of each Fund. DeAM expects that substantially all of Small Cap Fund’s holdings will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Mid Cap Fund’s investment objective, policies, restrictions and strategies.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of February 29, 2008, and DeAM’s estimation of the portfolio composition of Mid Cap Fund assuming consummation of the proposed merger.

Portfolio Composition

(as a % of Fund)

	Small Cap Fund	Mid Cap Fund	Mid Cap Fund—Estimated (assuming consummation of merger)(1)
Consumer Discretionary	13.74%	11.16%	11.16%
Consumer Staples	2.57%	9.01%	9.01%
Energy	6.67%	10.87%	10.87%
Financials	29.30%	18.07%	18.07%
Health Care	5.31%	10.57%	10.57%
Industrials	14.81%	16.40%	16.40%
Information Technology	10.60%	6.23%	6.23%
Materials	6.52%	7.17%	7.17%
Telecommunication Services	2.05%	1.72%	1.72%
Utilities	4.74%	8.79%	8.79%
Cash	3.68%	0.01%	0.01%

Total	100.00%	100.00%	100.00%

(1)	Reflects DeAM’s estimation of the portfolio composition of Mid Cap Fund subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, substantially all of the portfolio of Small Cap Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Mid Cap Fund. There can be no assurance as to actual portfolio composition of Mid Cap Fund subsequent to the merger.

The table below sets forth the highest, lowest and average market capitalization of companies held in each Fund’s portfolio as of February 29, 2008.

	Small Cap Fund	Mid Cap Fund
High	$6,820,000,000	$21,422,000,000
Low	$126,000,000	$1,211,000,000
Average	$974,000,000	$6,906,000,000

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended November 30, 2007 and the pro forma estimated expense ratios of Mid Cap Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A		Class B	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Small Cap Fund	5.75	%(1)	None	None	None
Mid Cap Fund	5.75	%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
Small Cap Fund	None	(2)	4.00%	1.00%	None
Mid Cap Fund	None	(2)	4.00%	1.00%	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)
Small Cap Fund	2.00%		2.00%	2.00%	2.00%
Mid Cap Fund	2.00%		2.00%	2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)	The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.
(3)	This fee is charged on all applicable redemptions or exchanges.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Small Cap Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees		Distribution/ Service (12b-1) Fee	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses
Small Cap Fund
Class A	0.77	%(1)	0.24%	0.47%		1.48%	—		1.48%
Class B	0.77	%(1)	0.99%	0.61%		2.37%	—		2.37%
Class C	0.77	%(1)	0.99%	0.43%		2.19%	—		2.19%
Class S	0.77	%(1)	None	0.38%		1.15%	—		1.15%
Mid Cap Fund
Class A	0.75	%(3)	0.23%	0.63%		1.61%	0.26	%(2)	1.35%
Class B	0.75	%(3)	0.98%	0.73%		2.46%	0.41	%(2)	2.05%
Class C	0.75	%(3)	0.99%	0.63%		2.37%	0.32	%(2)	2.05%
Class S	0.75	%(3)	None	0.62%		1.37%	0.37	%(2)	1.00%
Mid Cap Fund (Pro forma combined)(7)
Class A	0.74	%(3)(4)	0.25%	0.35	%(5)	1.34%	—	(6)	1.34%
Class B	0.74	%(3)(4)	1.00%	0.52	%(5)	2.26%	0.21	%(6)	2.05%
Class C	0.74	%(3)(4)	1.00%	0.36	%(5)	2.10%	0.05	%(6)	2.05%
Class S	0.74	%(3)(4)	None	0.40	%(5)	1.14%	0.14	%(6)	1.00%

(1)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and fund accounting services pursuant to an Administrative Services Agreement.

(2)

Through February 28, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.35%, 2.05%, 2.05% and 1.00% for Class A, Class B, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(3)	Amounts shown do not include fund accounting fees, which are included under “Other Expenses.” These fees, which equal 0.11% for Mid Cap Fund, will equal 0.015% for the combined Fund.
(4)	Reflects changes to the management fee schedule for Mid Cap Fund that will be effective upon consummation of the merger.
(5)	Reflects changes to the fund accounting fees for Mid Cap Fund that will be effective upon consummation of the merger. Other expenses are estimated, accounting for the effect of the merger.
(6)

Contingent upon completion of the merger, for one year from the completion of the merger, DIMA has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined Fund to the extent necessary to maintain the combined Fund’s total operating expenses at 1.35%,

2.05%, 2.05% and 1.00% for Class A, Class B, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.
(7)	Pro forma expenses do not include the expenses expected to be borne by Small Cap Fund in connection with the merger. See pages 25 and 26 for additional information on these fees.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Assuming you sold your shares at the end of each period.
Class A	$716	$1,015	$1,334	$2,237
Class B(2)	$640	$1,038	$1,463	$2,276
Class C	$322	$684	$1,172	$2,519
Class S	$117	$364	$630	$1,392
Assuming you kept your shares.
Class A	$716	$1,015	$1,334	$2,237
Class B(2)	$240	$738	$1,263	$2,276
Class C	$222	$684	$1,172	$2,519
Class S	$117	$364	$630	$1,392
Mid Cap Fund
Assuming you sold your shares at the end of each period.
Class A(1)	$705	$1,030	$1,378	$2,356
Class B(1)(2)	$608	$1,027	$1,474	$2,361
Class C(1)	$308	$709	$1,237	$2,682
Class S(1)	$102	$397	$715	$1,614
Assuming you kept your shares.
Class A(1)	$705	$1,030	$1,378	$2,356
Class B(1)(2)	$208	$727	$1,274	$2,361
Class C(1)	$208	$709	$1,237	$2,682
Class S(1)	$102	$397	$715	$1,614
Mid Cap Fund (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$704	$975	$1,267	$2,095
Class B(1)(2)	$608	$986	$1,391	$2,133
Class C(1)	$308	$653	$1,124	$2,427
Class S(1)	$102	$348	$614	$1,374

	1 Year	3 Years	5 Years	10 Years
Assuming you kept your shares.
Class A	$704	$975	$1,267	$2,095
Class B(1)(2)	$208	$686	$1,191	$2,133
Class C(1)	$208	$653	$1,124	$2,427
Class S(1)	$102	$348	$614	$1,374

(1)	Includes one year of capped expenses in each period.
(2)	Reflects conversion of Class B to Class A shares, which pay lower fees. Conversion occurs six years after purchase.

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets, as well as reductions that will be effective upon consummation of the merger. As of November 30, 2007, Mid Cap Fund and Small Cap Fund had net assets of $92,004,575 and $218,728,347, respectively.

The fee schedule for each Fund is as follows:

Mid Cap Fund(1)		Small Cap Fund(1)
First $250 million	0.750%	First $500 million	0.665%
Next $750 million	0.720%	Thereafter	0.615%
Next $1.5 billion	0.700%
Next $1.5 billion	0.680%
Thereafter	0.660%

The fee schedule for Mid Cap Fund post merger is as follows:

Mid Cap Fund(1)
First $250 million	0.750%
Next $250 million	0.720%
Next $2.0 billion	0.700%
Next $1.5 billion	0.680%
Thereafter	0.660%

(1)

Effective June 1, 2006, Small Cap Fund’s management agreement with DIMA was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative and fund accounting services. The management fee payable by Mid Cap Fund pre- and post-merger continues to compensate DIMA for both investment advisory and administrative services. Therefore, while Mid Cap Fund pays a higher management fee than Small Cap Fund, Mid Cap Fund’s Investment Management Agreement requires DIMA to provide a significantly broader scope of services. In particular, whereas DIMA receives an additional 0.10% fee from Small Cap Fund pursuant to Small Cap Fund’s Administrative Services Agreement, DIMA provides substantially the same services (except for fund accounting services) under Mid Cap Fund’s Investment Management Agreement without additional charge. An affiliate of DIMA provides fund accounting services to the Mid Cap Fund pursuant to a separate agreement, and, if the merger is consummated, the fee for such services will be capped at 0.015%. As a result, the aggregate fee rate to be paid by the combined Fund to DIMA and its affiliates for advisory services, administrative services and fund accounting services is expected to be the same or lower as compared to the aggregate fee rate paid by the Small Cap Fund to DIMA and its affiliates for providing these same categories of services.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Small Cap Fund or its shareholders as a direct result of the merger. As a result of the merger, however, Small Cap Fund and its shareholders may lose the benefit of certain tax losses that could have been used to offset or defer future gains. In addition, the merger will require Small Cap Fund to distribute all of its net investment income and net capital gains as of the merger date to its shareholders. Further, Small Cap Fund’s sale of substantially all its assets in anticipation of the merger may result in increased distributions and potentially at a higher tax rate to shareholders than would have been the case under the normal operation of Small Cap Fund. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Small Cap Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of Mid Cap Fund you receive will equal the total value of the shares of Small Cap Fund that you hold at the Valuation Time (as defined on page 25). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Small Cap Fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

The Trustees of the Trust believe that the proposed merger is in the best interests of Small Cap Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Mid Cap Fund, and how do they compare with those of Small Cap Fund?

Objective and Strategies.    Mid Cap Fund seeks long-term capital appreciation and Small Cap Fund seeks long-term growth of capital. Under normal circumstances, Mid Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for appreciation. Mid Cap Fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap™ Value Index with a market capitalization which usually ranges from $1 billion to $20 billion. Mid Cap Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In contrast, under normal circumstances, Small Cap Fund invests at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000® Value Index (as of February 29, 2008, the Russell 2000® Value Index had a median market capitalization of approximately $493 million). Small Cap Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000® Value Index.

The Funds use different investment processes. Portfolio managers for Mid Cap Fund screen for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. The portfolio managers assemble Mid Cap Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The Mid Cap Fund portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities. Portfolio managers for Small Cap Fund utilize a quantitative stock valuation model that compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The portfolio managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The portfolio management team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information. Small Cap Fund’s portfolio is then assembled from among the qualifying stocks using sophisticated portfolio management software that analyzes the potential return and risk characteristics of each stock and the overall portfolio. The Small Cap Fund portfolio managers will normally sell a stock when the company no longer qualifies as a small company, when the managers no longer consider it to be undervalued or when the managers believe other investments offer better opportunities.

Other Investments.    Mid Cap Fund may also invest up to 20% of total assets in foreign securities. Small Cap Fund may invest in the equity securities of real estate investment trusts (“REITs”). Although not one of its principal investment strategies, each

Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, Mid Cap Fund may use futures, currency options and forward currency transactions while Small Cap Fund may use futures, options and covered call options. Each Fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Securities Lending.    Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies.    Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to Mid Cap Fund’s 80% investment policy and Small Cap Fund’s 90% investment policy.

As a temporary defensive measure, each of Mid Cap Fund and Small Cap Fund could shift up to 50% and 100%, respectively, of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Each Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Although DeAM believes that Mid Cap Fund should provide a comparable investment opportunity for shareholders of Small Cap Fund, there are significant differences in the portfolios of each Fund. DeAM has estimated that 100% of the portfolio of Small Cap Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Mid Cap Fund’s investment objective, policies, restrictions and strategies.

Primary Risks.    As with any investment, you may lose money by investing in Mid Cap Fund. Certain risks associated with an investment in Mid Cap Fund are summarized below. Subject to certain exceptions, the risks of an investment in Mid Cap Fund are similar to the risks of an investment in Small Cap Fund. More detailed descriptions of the risks associated with an investment in Mid Cap Fund can be found in Mid Cap Fund’s prospectuses and SAIs.

The value of your investment in Mid Cap Fund will change with changes in the values of the investments held by Mid Cap Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Mid Cap Fund’s investments as a whole. Mid Cap Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk.    As with most stock funds, the most important factor affecting Mid Cap Fund is how the stock market performs (to the extent Mid Cap Fund invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Mid Cap Fund makes and Mid Cap Fund may not be able to get attractive prices for them. An investment in Small Cap Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in a Fund’s portfolio may decline in value.

Value Investing Risk.    At times, “value” investing may perform better than or worse than other investment styles and the overall market. If the portfolio managers overestimate the value or return potential of one or more common stocks, Mid Cap Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Small Cap Fund is also subject to this risk.

Medium-Sized Company Risk.    Medium-sized company stocks tend to experience steeper price fluctuations—down as well as up—than stocks of larger companies. A shortage of reliable information—the same information gap that creates opportunity—can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-size company’s shares. An investment in Small Cap Fund is subject to similar risks related to investment in small companies.

Industry Risk.    While Mid Cap Fund does not concentrate in any industry, to the extent that Mid Cap Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Small Cap Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Mid Cap Fund that occurs during the term of the loan would be borne by Mid Cap Fund and would adversely affect Mid Cap Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Mid Cap Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Small Cap Fund is also subject to this risk.

Other factors that could affect the performance of both Funds include:

•	the portfolio managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

•	foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Secondary Risks

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Mid Cap Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose Mid Cap Fund to the effects of leverage, which could increase Mid Cap Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Mid Cap Fund. The use of derivatives by Mid Cap Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Small Cap Fund is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments and Mid Cap Fund may use certain valuation methodologies for some investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than value realized upon such investment’s sale. If Mid Cap Fund has valued its securities too highly, you may end up paying too much for shares when you buy into Mid Cap Fund. If Mid Cap Fund underestimates the price of its securities, you may not receive the full market value when you sell your Mid Cap Fund shares. An investment in Small Cap Fund is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify Mid Cap Fund’s performance if it has a small asset base. Mid Cap Fund may not experience a similar impact on its performance as its assets grow because it is unlikely Mid Cap Fund will be able to obtain proportionately larger IPO allocations.

Performance Information.    The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class S shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class S only and will vary for other classes. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

Mid Cap Fund—Class S Shares

For the periods included in the bar chart:

Best Quarter: 7.64%, Q2 2007                Worst Quarter: -3.98%, Q4 2007

Year-to-date performance through March 31, 2008: -7.27%.

Small Cap Fund—Class S Shares

For the periods included in the bar chart:

Best Quarter: 18.11%, Q2 2003                Worst Quarter: -21.08%, Q3 2002

Year-to-date performance through March 31, 2008: -6.51%.

Average Annual Total Returns

(for periods ended December 31, 2007)

	Past 1 year	Since Inception*
Mid Cap Fund
Class S
Return before Taxes	5.72%	10.79%
Return after Taxes on Distributions	3.67%	9.54%
Return after Taxes on Distributions and Sale of Fund Shares	4.15%**	8.65%
Class A (Return before Taxes)	-0.71%	7.65%
Class B (Return before Taxes)	1.65%	8.55%
Class C (Return before Taxes)	4.71%	9.61%
Russell Midcap™ Value Index (reflects no deductions for fees, expenses or taxes)	-1.42%	8.12%

*	Inception date for the fund was August 2, 2005. Index comparison begins on July 31, 2005.
**	Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Total return would have been lower had certain expenses not been reduced.

The Russell Midcap™ Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.

	Past 1 year	Past 5 years	Past 10 Years
Small Cap Fund
Class S
Return before Taxes	-18.18%	11.69%	5.45%
Return after Taxes on Distributions	-21.31%	9.02%	3.88%
Return after Taxes on Distributions and Sale of Fund Shares	-9.83%	9.77%	4.40%
Class A (Return before Taxes)	-23.11%	10.05%	4.53%
Class B (Return before Taxes)	-21.13%	10.31%	4.30%
Class C (Return before Taxes)	-19.06%	10.51%	4.35%
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-9.78%	15.80%	9.06%

Total returns for 1999 through 2001 would have been lower if operating expenses hadn’t been reduced.

Russell 2000® Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit our Web site at www.dws-scudder.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers.    DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of DeAM, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Mid Cap Fund.     The subadvisor for Mid Cap Fund is Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611. DVM was founded in 1977 and currently manages over $18 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by DIMA. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making Mid Cap Fund’s investment decisions and buying and selling securities for Mid Cap Fund.

Mid Cap Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of Mid Cap Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings. The following people handle the day-to-day management of Mid Cap Fund:

David N. Dreman is Co-Lead Portfolio Manager for Mid Cap Fund. Mr. Dreman is the Chairman, Chief Investment Officer and founder of DVM. He began his investment career in 1957. Mr. Dreman joined the investment team for Mid Cap Fund in 2005.

F. James Hutchinson is Co-Lead Portfolio Manager for Mid Cap Fund. Mr. Hutchinson is President of DVM. Mr. Hutchinson began his investment career in

1986 and joined the Fund’s portfolio management team in 2006. Joined DVM in 2000; prior thereto, his experience includes over 30 years at The Bank of New York in both the corporate finance and trust/investment areas and as President of The Bank of New York (NJ).

Mark Roach is Co-Lead Portfolio Manager for Mid Cap Fund. Mr. Roach joined the investment team for Mid Cap Fund in 2006. Joined DVM in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products; prior thereto, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006 and security analyst from 1997 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

Mid Cap Fund’s statement of additional information provides additional information about the Portfolio Managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

Small Cap Fund.    The investment portfolio for Small Cap Fund is managed by a team of investment professionals at DIMA who collaborate to develop and implement the Fund’s investment strategy. The following people handle the day-to-day management of Small Cap Fund:

Robert Wang is Portfolio Manager for Small Cap Fund. Mr. Wang is a Managing Director of DeAM. He joined the investment team for Small Cap Fund in 2005. He joined DeAM in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan. Global Head of Quantitative Strategies Portfolio Management: NewYork.

Jin Chen is Portfolio Manager for Small Cap Fund. Ms. Chen is a Director of DeAM. She joined the investment team for Small Cap Fund in 2005. She joined DeAM in 1999 previously serving as a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management. Senior portfolio manager for Quantitative Strategies: NewYork.

Julie Abbett is Portfolio Manager for Small Cap Fund. Ms. Abbett is a Director of DeAM. She joined DeAM in 2000 after four years of combined experience at BARRA, Inc. as a Senior Consultant for Equity Trading Services and as a Product Developer for FactSet Research Systems’ portfolio analytics products. Senior portfolio manager for Quantitative Strategies: NewYork.

Small Cap Fund’s statement of additional information provides additional information about the Portfolio Managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

Distribution and Service Fees.    Pursuant to separate Underwriting and Distribution Services Agreements, DWS Scudder Distributors, Inc. (“DWS SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, Class B, Class C and Class S shares of Mid Cap Fund and Small Cap Fund, and acts as the agent of each Fund in the continuous offering of its shares. Mid Cap Fund has adopted distribution and/or service plans on behalf of the

Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution and/or service plans for Small Cap Fund. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on going basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Class A shares of each Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class B and C shares of each Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year.

Directors/Trustees and Officers.    As of April 1, 2008, the Directors overseeing Mid Cap Fund, a series of DWS Value Series, Inc., are the same as the Trustees who oversee Small Cap Fund, a series of the Trust: Dawn-Marie Driscoll (Chair), John W. Ballantine, Henry P. Becton, Keith R. Fox, Paul K. Freeman, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of DWS Value Series, Inc. are the same as those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”).    Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Mid Cap Fund’s independent registered public accounting firm. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLC, 125 High Street, Boston, MA 02110, serves as Small Cap Fund’s independent registered public accounting firm and audits and reports on the Fund’s annual financial statements and reviews certain regulatory reports.

Charter Documents.

DWS Value Series, Inc.    Mid Cap Fund is one of five series of DWS Value Series, Inc. (the “Corporation”). The Corporation was organized as a Maryland corporation in October 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock. Currently, Class A, Class B, Class C, Class S and Institutional Class shares are offered by Mid Cap Fund.

Shares.    The Directors of the Corporation have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors also may authorize the division of shares of Mid Cap Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in Mid Cap Fund’s prospectuses and SAIs. Each share has equal rights with each other share of the same class of Mid Cap Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate Mid Cap Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Shareholder Liability.    Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Director Liability.    The Corporation’s Articles of Amendment and Restatement, as amended, provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Amendment and Restatement, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors.    Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

DWS Securities Trust.    Small Cap Fund is a series of DWS Securities Trust (the “Trust”), a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 16, 1985. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Class S.

Shares.    The Trustees of the Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees of the Trust also may authorize the division of shares of Small Cap Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in Small Cap Fund’s prospectuses.

Each share has equal rights with each other share of the same class of Small Cap Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of the Trust may also terminate Small Cap Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings.    Small Cap Fund is generally not required to hold meetings of its shareholders. Under the Trust’s Declaration of Trust, as amended (“Declaration of Trust”), however, shareholders have the power to vote for: (a) the election or removal of trustees; (b) the termination of the Trust or a series; (c) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust; (d) such additional matters relating to the Trust as may be required by law; and (e) such additional matters as the Trustees may determine to be necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of Small Cap Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Small Cap Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Small Cap Fund’s Trustees or officers. Moreover, the Declaration of Trust provides for indemnification out of Small Cap Fund property for all losses and expenses of any shareholder held personally liable for the obligations of Small Cap Fund and Small Cap Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and Small Cap Fund itself is unable to meet its obligations.

Election and Term of Trustees.    Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Mid Cap Fund and Small Cap Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    DWS Scudder Fund Accounting Corporation (“DWS SFAC”), One Beacon Street, Boston, Massachusetts 02108, a subsidiary of DIMA, is responsible for determining the net asset value per share of Mid Cap Fund and maintaining the portfolio and general accounting records for the Fund. For the fiscal year ended November 30, 2007, the amount charged to Mid Cap Fund for this service aggregated $105,295.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Small Cap Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of Small Cap Fund, and the Corporation, on behalf of Mid Cap Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Small Cap Fund to Mid Cap Fund in exchange for the assumption by Mid Cap Fund of all the liabilities of Small Cap Fund and for the issuance and delivery of Merger Shares to Small Cap Fund equal in aggregate value to the net value of the assets transferred to Mid Cap Fund.

After receipt of the Merger Shares, Small Cap Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Small Cap Fund, and the legal existence of Small Cap Fund will be terminated. Each shareholder of Small Cap Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined on page 25) to, the aggregate value of the shareholder’s Small Cap Fund shares.

Prior to the date of the merger, Small Cap Fund will sell all investments that are not consistent with the current investment objective, policies, restrictions and investment strategies of Mid Cap Fund, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of Small Cap Fund occurring prior to the merger above that which they would have received absent the merger.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Small Cap Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust and Directors of the Corporation may consider such alternatives as may be in the best interests of each Fund.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in late 2007. DeAM advised the Trustees that it had proposed the merger to address several related issues. First, DeAM noted that Small Cap Fund was shrinking in size due to redemption activity, and faced limited prospects for future asset growth. Second, DeAM observed that due to this shrinking asset base, the Fund’s gross expense ratio had increased and would continue to increase in the event of further loss of assets. Third, DeAM advised the Trustees that it had carefully considered various alternatives to improve the Fund’s performance, and had concluded that the best available alternative for Fund shareholders would be to merge the Fund into Mid Cap Fund, a Fund DeAM observed has provided superior risk-adjusted returns for its shareholders.

The Trustees of Small Cap Fund conducted a thorough review of the potential implications of the merger on the Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information. In particular, the Trustees requested and reviewed a detailed analysis from DeAM as to why DeAM had concluded that Mid Cap Fund was the best available alternative for Fund shareholders. As part of their deliberations, the Trustees also considered a report of the Board’s Independent Fee Consultant with respect to the reasonableness of Mid Cap Fund’s fee schedule.

On March 30, 2008, the Trustees of Small Cap Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Independent Trustees”), approved the terms of the merger. The Trustees also unanimously agreed to recommend that the merger be approved by Small Cap Fund’s shareholders.

In determining to recommend that the shareholders of Small Cap Fund approve the merger, the Trustees considered, among others, the factors described below:

•

DeAM’s recommendation that Mid Cap Fund was the best available alternative for shareholders of Small Cap Fund. In this regard, DeAM advised the Trustees that DWS Dreman Small Cap Value Fund is subject to restrictions on new investments due to investment capacity constraints, and thus could not be considered as a potential merger partner.

•

Similarities and differences between Small Cap Fund’s and Mid Cap Fund’s investment strategies. In this regard, the Trustees observed that while the average market capitalization of Mid Cap Fund’s holdings is larger than that of Small Cap Fund (see response to Question #4 “What are the investment goals, policies and restrictions of the Funds?” in the “Synopsis”), both Funds invest primarily in “value” stocks.

•

Mid Cap Fund is subadvised by Dreman Value Management, L.L.C., a well established and highly regarded investment manager. In this regard, the Trustees observed that DeAM had recommended this merger as the best available alternative for Fund shareholders, notwithstanding the fact that the merger would result in a loss of revenue to DeAM as a result of sharing a substantial portion of its investment advisory fee with an unaffiliated subadviser.

•

The aggregate fee rate to be paid by the combined Fund to DIMA and its affiliates for advisory services, administrative services and fund accounting services will be the same or lower at all asset levels as compared to the aggregate fee rate paid by Small Cap Fund to DIMA and its affiliates for providing these same categories of services.

•

The estimated operating expense ratios of the combined Fund are expected to be the same or lower than the current operating expense ratios of Small Cap Fund, and that DeAM has agreed to cap the total operating expense ratios of the combined fund at levels that are lower than the current total expense ratios of Small Cap Fund for at least the one year period following the merger.

•

The investment performance of Small Cap Fund and Mid Cap Fund. In this regard, the Trustees observed that Small Cap Fund had experienced poor relative performance in recent periods, and considered DeAM’s recommendation that a merger into Mid Cap Fund represented the best opportunity to improve performance.

•

DeAM’s commitment to cap the expenses to be incurred by Small Cap Fund in connection with the merger. More specifically, DeAM has agreed to bear expenses incurred by Small Cap Fund in connection with the merger, including certain incremental trading costs, to the extent such expenses exceed $330,000, the expected cost savings to be realized by Small Cap Fund during the one year period following the merger. (See “Agreement and Plan of Reorganization” below for additional details regarding this cap).

•

The merger would provide continuity of privileges within the DWS fund family for shareholders of Small Cap Fund. The Trustees also considered that a merger with another DWS fund meant that shareholders would continue to be invested in a fund subject to the same compliance policies and procedures, and in this regard considered DeAM’s substantial commitment of resources to compliance matters.

•	The terms and conditions of the Agreement, which the Trustees concluded were fair and reasonable and consistent with industry practice.

•	The services available to shareholders of each class of Mid Cap Fund are substantially identical to those available to shareholders of the corresponding classes of Small Cap Fund.

•

The prospects for the combined fund to attract additional assets. In this regard, DeAM advised the Trustees that it believed that the combined fund is more likely to attract additional assets than Small Cap Fund, thus creating more opportunities for economies of scale.

•

The tax consequences of the merger on Small Cap Fund and its shareholders, as well as historical and pro forma attributes of Small Cap Fund (see “Certain Federal Income Tax Consequences”). The Trustees considered the potentially negative impact of the merger on shareholders and determined that any such impact was likely to be outweighed by the expected benefits, including those summarized above. The Trustees also considered that certain other alternatives, such as liquidating the Fund, could result in a taxable gain (or loss) to shareholders depending on their tax basis in their shares, whereas a tax-free reorganization allows shareholders whose share value exceeds their tax basis to defer a recognition event.

Based on all of the foregoing, the Trustees concluded that Small Cap Fund’s participation in the merger would be in the best interests of Small Cap Fund and would not dilute the interests of Small Cap Fund’s existing shareholders. The Trustees of Small Cap Fund, including the Independent Trustees, unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Mid Cap Fund will acquire all of the assets of Small Cap Fund solely in exchange for the assumption by Mid Cap Fund of all liabilities of Small Cap Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on July 25, 2008, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Small Cap Fund will transfer all of its assets to Mid Cap Fund, and in exchange, Mid Cap Fund will assume all liabilities of Small Cap Fund and deliver to Small Cap Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Small Cap Fund attributable to shares of the corresponding class of Small Cap Fund, less the value of the liabilities of Small Cap Fund assumed by Mid Cap Fund attributable to shares of such class of Small Cap Fund. Immediately following the transfer of assets on the Exchange Date, Small Cap Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Small Cap Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Small Cap Fund. As a result of the proposed transaction, each shareholder of Small Cap Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Small Cap Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Mid Cap Fund in the name of such Small Cap Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Directors of the Corporation have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Directors of the Corporation have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Mid Cap Fund and Small Cap Fund, (ii) by either party if the merger shall not be consummated by October 31, 2008 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of Small Cap Fund approve the merger, Small Cap Fund agrees to coordinate its portfolio with Mid Cap Fund’s portfolio from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Small Cap Fund are added to the portfolio of Mid Cap Fund, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Mid Cap Fund. DeAM has represented that 100% of the portfolio of Small Cap Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire other securities consistent with Mid Cap Fund’s investment objectives, policies, restrictions and strategies.

Fees and expenses, including legal and accounting expenses, SEC registration fees, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by Small Cap Fund. However, DeAM has agreed to bear expenses incurred by Small Cap Fund in connection with the merger, including any incremental trading costs expected to be incurred by Small Cap Fund as a result of the merger, to the extent such expenses exceed $330,000, the expected cost savings to be realized by Small Cap Fund during the one year period following the merger. For these purposes, “incremental trading costs” means any positive difference between (a) and (b), where (a) equals the sum of (i) trading costs incurred by Mid Cap Fund during the twelve month period ended March 31, 2008 and (ii) trading costs incurred by Small Cap Fund in connection with the merger (in each case expressed in basis points), and (b) equals trading costs incurred by Small Cap Fund during the twelve month period ended March 31, 2008 (expressed in basis points).

Description of the Merger Shares.    Merger Shares will be issued to Small Cap Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Class S shares of Mid Cap Fund.

Small Cap Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Small Cap Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Small Cap Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Mid Cap Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel, (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•

The acquisition by Mid Cap Fund of all of the assets of Small Cap Fund solely in exchange for Merger Shares and the assumption by Mid Cap Fund of all of the liabilities of Small Cap Fund, followed by the distribution by Small Cap Fund to its shareholders of Merger Shares in complete liquidation of Small Cap Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Small Cap Fund and Mid Cap Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•

Under Section 361 of the Code, Small Cap Fund will not recognize gain or loss upon the transfer of its assets to Mid Cap Fund in exchange for Merger Shares and the assumption of Small Cap Fund’s liabilities by Mid Cap Fund, and Small Cap Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Small Cap Fund.

•	Under Section 354 of the Code, shareholders of Small Cap Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Small Cap Fund shares.

•

Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Small Cap Fund will be the same as the aggregate basis of Small Cap Fund shares exchanged therefor.

•

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Small Cap Fund shareholder will include the holding period of Small Cap Fund shares exchanged therefor, provided that the Small Cap Fund shareholder held the Small Cap Fund shares at the time of the reorganization as a capital asset.

•

Under Section 1032 of the Code, Mid Cap Fund will not recognize gain or loss upon the receipt of the assets of Small Cap Fund in exchange for Merger Shares and the assumption by Mid Cap Fund of all the liabilities of Small Cap Fund.

•

Under Section 362(b) of the Code, the basis of the assets of Small Cap Fund transferred to Mid Cap Fund in the reorganization will be the same in the hands of Mid Cap Fund as the basis of such assets in the hands of Small Cap Fund immediately prior to the transfer.

•

Under Section 1223(2) of the Code, the holding periods of the assets of Small Cap Fund transferred to Mid Cap Fund in the reorganization in the hands of Mid Cap Fund will include the periods during which such assets were held by Small Cap Fund.

All or substantially all of the portfolio assets of Small Cap Fund will be sold in connection with the merger. The tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Small Cap Fund’s basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Small Cap Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) will be distributed as ordinary dividends. All such distributions will be made during or with respect to the year of sale and will be taxable to shareholders. However, as of May 15, 2008, the liquidation of all of Small Cap Fund’s assets was expected to generate net realized losses year-to-date of approximately $46,000,000, in which case Small Cap Fund would not have any net realized gains to distribute to shareholders.

After the merger, the availability of Small Cap Fund’s pre-merger capital losses to offset or defer recognition of capital gains for the benefit of Small Cap Fund shareholders may be reduced. This will be true if Small Cap Fund has substantial realized losses at the time of the merger and Mid Cap Fund does not. In that case, Small Cap Fund’s losses will be spread over the larger asset base of the combined fund, causing a decrease for Small Cap Fund shareholders in the amount of losses available to offset future gains. As of May 15, 2008, Small Cap Fund had approximate net capital losses, realized and unrealized, of $46,000,000.

Also, the combined fund’s ability to use Small Cap Fund’s or Mid Cap Fund’s pre-merger capital losses may be limited under certain tax rules applicable to mergers of this type. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the merger and the amount of unrealized capital gains in the funds at the time of the merger.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder.

Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

The portfolio turnover rate for Mid Cap Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended November 30, 2007 was 82%. The portfolio turnover rate for Small Cap Fund for the period ended July 31, 2007 was 109%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of increased net capital gains, including increased net short-term capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains, after utilization of capital loss carryforwards, if any, annually in December. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Small Cap Fund’s shareholders, Small Cap Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, increases in the Funds’ portfolio turnover rates, net investment income and net realized capital gains, and a potential decrease in capital losses available to offset future gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization.    The following table sets forth the capitalization of each Fund as of November 30, 2007, and of Mid Cap Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Small Cap Fund	Mid Cap Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$12,730,512	$48,013,582	—	$60,744,094
Class B Shares	$2,308,981	$3,516,662	—	$5,825,643
Class C Shares	$5,827,776	$19,741,880	—	$25,569,656
Class S Shares	$197,861,078	$13,876,712	—	$211,737,790
Institutional Class	$—	$6,855,739	—	$6,855,739

Total Net Assets	$218,728,347	$92,004,575	—	$310,732,922

Shares Outstanding
Class A Shares	621,968	3,808,662	387,876	4,818,506
Class B Shares	119,310	280,783	65,047	465,140
Class C Shares	299,788	1,578,106	166,067	2,043,961
Class S Shares	9,663,413	1,097,742	5,988,740	16,749,895
Institutional Class	—	541,703	—	541,703
Net Asset Value Per Share
Class A Shares	$20.47	$12.61	—	$12.61
Class B Shares	$19.35	$12.52	—	$12.52
Class C Shares	$19.44	$12.51	—	$12.51
Class S Shares	$20.48	$12.64	—	$12.64
Institutional Class	$—	$12.66	—	$12.66

(1)	Assumes the merger had been consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of Mid Cap Fund will be received by the shareholders of Small Cap Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Mid Cap Fund that actually will be received on or after such date.

The Trustees of the Trust, a majority of whom are independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AT THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Small Cap Fund into Mid Cap Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Small Cap Fund Shareholders (the “Meeting”). The Meeting is to be held on July 10, 2008 at 3:00 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about May 29, 2008.

As of April 29, 2008, Small Cap Fund had the following shares outstanding:

Share Class	Number of Shares
Class A	642,140.50
Class B	111,796.71
Class C	296,538.42
Class S	7,990,528.03

Only shareholders of record on April 29, 2008 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from Small Cap Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consolidated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Small Cap Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Small Cap Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Small Cap Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Small Cap Fund, whichever is less.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Small Cap Fund at the close of business on April 29, 2008 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least thirty percent (30%) of the shares of Small Cap Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Small Cap Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    As of April 29, 2008, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of Small Cap Fund and the officers and Directors of the Corporation as a group beneficially owned less than 1%

of the outstanding shares of Mid Cap Fund. To the best of the knowledge of Small Cap Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Small Cap Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	NFS LLC FEBO Marshall & Ilsley Trust Co Milwaukee WI 53224	11.33%

B	Citigroup Global Markets Inc Attn Peter Booth 7th Fl New York NY 10001-2402	5.46%

S	Nationwide Trust Company Cust FBO Westfield Employee Retirement Savings Plan Austin TX 78701-4255	5.18%

To the best of the knowledge of Mid Cap Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Mid Cap Fund as of April 29, 2008:

Class	Shareholder Name and Address	Percentage Owned
A	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations San Diego CA 92150-9046	6.16%

C	MLPF&S for the Sole Benefits of its Customers Attn: Fund Administration Jacksonville FL 32246-6484	10.82%

S	Prudential Investment Management Service for the Benefit of Mutual Fund Clients Attn: Pruchoice Unit Mail Stop NJ 05-11-20 Newark NJ 07102-4056	20.04%

S	DWS Trust Company FBO Atlantic Automotive Corp 401K Plan Attn: Share Recon Dept Salem NH 03079-1143	14.66%

S	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept San Francisco CA 94104-4151	11.03%

S	Elizabeth S Dick C/o E. Dick Smith Boston MA 02114-4131	5.45%

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $46,720. As the Meeting date approaches, certain shareholders of Small Cap Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Small Cap Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-877-225-6917. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Small Cap Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Small Cap Fund (subject to the cap described above on page 26).

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at One Beacon Street, Boston, MA 02108, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement.    The Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the proposal to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2008, by and among DWS Value Series, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS Dreman Mid Cap Value Fund (the “Acquiring Fund”), a series of the Acquiring Corporation; DWS Securities Trust (the “Acquired Trust”), a Massachusetts business trust, on behalf of DWS Small Cap Value Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of both the Acquiring Corporation and the Acquired Trust is 345 Park Avenue, New York, New York 10154.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class S voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class S Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class S shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statements of additional information for Class A, Class B, Class C and Class S shares.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement and the Acquiring Fund’s then-current prospectuses or statements of additional information for Class A, Class B, Class C and Class S shares, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A, Class B, Class C and Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be July 28, 2008, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS SISC”), as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees/Directors (each a “Board”) of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s trustees.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2007, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since July 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8 (a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring

Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended November 30, 2007, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since November 30, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statements of additional information of the Acquiring Fund with respect to Class A, Class B, Class C and Class S shares conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses for Class A, Class B, Class C and Class S shares, copies of which have been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 25, 2008.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Trust, the Acquiring Corporation, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Trust and the Acquired Fund, and the Acquiring Corporation and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Corporation has been formed and is an existing corporation;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Corporation’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2(e) of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Corporation, on behalf of the Acquiring Fund, shall have adopted a revised management fee schedule under its Investment Management Agreement as follows:

Net Assets	Management Fee
First $250 million	0.750%
Next $250 million	0.720%
Next $2.0 billion	0.700%
Next $1.5 billion	0.680%
Thereafter	0.660%

6.6  The Acquiring Fund shall have entered into an expense cap agreement with DIMA limiting the expenses of the Class A, Class B, Class C and Class S shares of the Acquiring Fund to 1.35%, 2.05%, 2.05% and 1.00%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses, for a period of one year commencing on the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is validly existing as a business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Trust pursuant to section 4.1(e) of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Corporation and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  The Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, as designated by the Acquiring Fund, in anticipation of the Reorganization. DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including any incremental trading costs expected to be incurred by the Acquired Fund as a result of the Reorganization, to the extent such expenses exceed $330,000 during the one year period following the Reorganization. For these purposes, “incremental trading costs” means any positive difference between (a) and (b), where (a) equals the sum of (i) trading costs incurred by the Acquiring Fund during the twelve month period ended March 31, 2008 and (ii) trading costs incurred by the Acquired Fund in connection with the merger (in each case expressed in basis points), and (b) equals trading costs incurred by the Acquired Fund during the twelve month period ended March 31, 2008 (expressed in basis points).

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 345 Park Avenue, New York, New York 10154, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, Attention: John Gerstmayr, Esq., or to the Acquiring Fund, 345 Park Avenue, New York, New York 10154, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to the Acquired Trust mean and refer to the trustees of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. References in this Agreement to the Acquiring Corporation mean and refer to the officers of the Acquiring Corporation from time to time serving under its Articles of Amendment and Restatement, as amended from time to time, pursuant to which the Acquiring Corporation conducts its business. It is expressly agreed that the obligations of the Acquired Trust and Acquiring Corporation hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquired Trust, Acquiring Corporation or the Funds personally, but bind only the respective property of the Funds, as provided in the Acquired Trust’s and the Acquiring Corporation’s charter documents. Moreover, no series of either the Acquired Trust or the Acquiring Corporation other than the Funds shall be responsible for the obligations of the Acquired Trust and Acquiring Corporation hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Acquired Trust and Acquiring Corporation hereunder. The execution and the delivery of this Agreement have been authorized by each of the Acquired Trust’s and Acquiring Corporation’s trustees/directors, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such trustees/directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Trust’s Declaration of Trust and the Acquiring Corporation’s charter documents.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquired Trust or Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VALUE SERIES, INC., on behalf of DWS Dreman Mid Cap Value Fund

Secretary	By:
Its:

Attest:	DWS SECURITIES TRUST, on behalf of DWS Small Cap Value Fund

Secretary	By:
Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By:
Its:

EXHIBIT B

Financial Highlights

Class A

Years Ended November 30,	2007	2006		2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.96	$10.04		$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.10	.09		(.01)
Net realized and unrealized gain (loss)	.79	1.84		.05

Total from investment operations	.89	1.93		.04

Less distributions from:
Net investment income	(.09)	(.01)		—
Net realized gains	(.15)	—		—

Total distributions	(.24)	(.01)		—

Redemption fees	.00 ***	.00	***	.00	***

Net asset value, end of period	$12.61	$11.96		$10.04

Total Return (%)[c,d]	7.54	19.20		.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	21		4
Ratio of expenses before expense reductions (%)	1.61	2.55		6.68	*
Ratio of expenses after expense reductions (%)	1.35	1.25	[e]	2.81	*
Ratio of net investment income (loss) (%)	.79	.86		(.51	)*
Portfolio turnover rate (%)	82	34		10

[a]	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b]	Based on average shares outstanding during period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class B

Years Ended November 30,	2007		2006		2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.87		$10.02		$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.01		.02		(.03)
Net realized and unrealized gain (loss)	.79		1.83		.05

Total from investment operations	.80		1.85		.02

Less distributions from:
Net realized gains	(.15)		—		—

Redemption fees	.00	***	.00	***	.00	***

Net asset value, end of period	$12.52		$11.87		$10.02

Total Return (%)[c,d]	6.72		18.46		.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3		1
Ratio of expenses before expense reductions (%)	2.46		3.36		7.41	*
Ratio of expenses after expense reductions (%)	2.05		1.95	[e]	3.51	*
Ratio of net investment income (loss) (%)	.09		.16		(1.21	)*
Portfolio turnover rate (%)	82		34		10

[a]	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]

The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class C

Years Ended November 30,	2007		2006		2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.86		$10.02		$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.01		.02		(.03)
Net realized and unrealized gain (loss)	.79		1.82		.05

Total from investment operations	.80		1.84		.02

Less distributions from:
Net realized gains	(.15)		—		—

Redemption fees	.00	***	.00	***	.00	***

Net asset value, end of period	$12.51		$11.86		$10.02

Total Return (%)[c,d]	6.81		18.36		.20	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		9		2
Ratio of expenses before expense reductions (%)	2.37		3.34		7.46	*
Ratio of expenses after expense reductions (%)	2.05		1.95	[e]	3.51	*
Ratio of net investment income (loss) (%)	.09		.16		(1.21	)*
Portfolio turnover rate (%)	82		34		10

[a]	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]

The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

Class S

Years Ended November 30,	2007	2006		2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.97	$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.13		(.00	)***
Net realized and unrealized gain (loss)	.80	1.85		.05

Total from investment operations	.94	1.98		.05

Less distributions from:
Net investment income	(.12)	(.06)		—
Net realized gains	(.15)	—		—

Total distributions	(.27)	(.06)		—

Redemption fees	.00 ***	.00	***	.00	***

Net asset value, end of period	$12.64	$11.97		$10.05

Total Return (%)[c]	7.88	19.88		.50	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	6		2
Ratio of expenses before expense reductions (%)	1.37	2.27		6.38	*
Ratio of expenses after expense reductions (%)	1.00	.90	[d]	2.46	*
Ratio of net investment income (loss) (%)	1.14	1.21		(.16	)*
Portfolio turnover rate (%)	82	34		10

[a]	For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]

The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.

*	Annualized
**	Not annualized
***	Amount is less than $.005.

		Page

I.	SYNOPSIS	3

II.	INVESTMENT STRATEGIES AND RISK FACTORS	11

III.	OTHER INFORMATION ABOUT THE FUNDS	17

IV.	INFORMATION ABOUT THE PROPOSED MERGER	22

V.	INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING	29

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Financial Highlights

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor, Computershare Fund Services, Inc., at 1-877-225-6917.

SCV-042908

	DWS SMALL CAP VALUE FUND DWS SECURITIES TRUST PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 3:00 p.m., Eastern time, on July 10, 2008	PROXY CARD
280 Oser Avenue Hauppauge, NY 11788-3610

The undersigned hereby appoint(s) Patricia DeFilippis, Elisa Metzger and John Millette, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matter set forth in the Notice of a Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of a Special Meeting of Shareholders and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date	SCV_18765_051208

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE ON PROPOSAL:
		FOR	AGAINST	ABSTAIN
1.	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all the assets of DWS Small Cap Value Fund (“Small Cap Fund”) to DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), in exchange for shares of Mid Cap Fund and the assumption by Mid Cap Fund of all liabilities of Small Cap Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Small Cap Fund in complete liquidation and termination of Small Cap Fund.	☐	☐	☐

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

STATEMENT OF ADDITIONAL INFORMATION

DWS VALUE SERIES, INC.

DWS Dreman Mid Cap Value Fund

345 Park Avenue

New York, New York 10154

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated May 23, 2008 for the Special Meeting of Shareholders of DWS Small Cap Value Fund (“Small Cap Fund”), a series of DWS Securities Trust, to be held on July 10, 2008, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (1-800-728-3337 for Class S shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov ). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), a series of DWS Value Series, Inc. is contained in Mid Cap Fund’s statements of additional information (“SAI”) dated March 1, 2008 as supplemented from time to time, for Class A, Class B and Class C shares and Class S shares, which are attached to this statement of additional information as Appendix A. The audited financial statements and related independent registered public accounting firm’s report for Mid Cap Fund contained in the Annual Report for the fiscal year ended November 30, 2007 is incorporated herein by reference insofar as it relates to the Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Mid Cap Fund as if the merger had been consummated on November 30, 2007.

Further information about Small Cap Fund is contained in the statements of additional information dated December 1, 2007, as supplemented from time to time, for Class A, Class B and Class C shares and Class S shares.

The date of this statement of additional information is May 23, 2008.

1

Pro Forma

Portfolio of Investments

as of November 30, 2007

(Unaudited)

	DWS Small Cap Value Shares	DWS Dreman Mid Cap Value Shares	Combined Pro Forma Shares	DWS Small Cap Value Value ($)**	DWS Dreman Mid Cap Value ($)	Combined Pro Forma Value ($)
Common Stocks 97.7%

Consumer Discretionary 13.4%

Auto Components 1.4%
Aftermarket Technology Corp.*	36,700	—	36,700	1,024,664	—	1,024,664
American Axle & Manufacturing Holdings, Inc.	18,800	—	18,800	434,656	—	434,656
Cooper Tire & Rubber Co.	116,000	—	116,000	1,784,080	—	1,784,080
Lear Corp.*	35,700	—	35,700	1,051,008	—	1,051,008

				4,294,408	—	4,294,408

Automobiles 0.0%
Monaco Coach Corp.	11,300	—	11,300	102,039	—	102,039

Distributors 0.1%
Building Materials Holding Corp.	41,100	—	41,100	235,092	—	235,092
Core-Mark Holding Co., Inc.*	7,700	—	7,700	206,591	—	206,591

				441,683	—	441,683

Diversified Consumer Services 0.4%
Coinstar, Inc.*	14,500	—	14,500	378,885	—	378,885
Regis Corp.	23,600	—	23,600	693,604	—	693,604

				1,072,489	—	1,072,489

Hotels Restaurants & Leisure 1.6%
Ameristar Casinos, Inc.	6,100	—	6,100	191,479	—	191,479
Bob Evans Farms, Inc.	19,700	—	19,700	607,548	—	607,548
CEC Entertainment, Inc.*	22,400	—	22,400	638,400	—	638,400
Churchill Downs, Inc.	3,800	—	3,800	199,424	—	199,424
Domino’s Pizza, Inc.	87,100	—	87,100	1,207,206	—	1,207,206
IHOP Corp.	2,600	—	2,600	131,924	—	131,924
Jack in the Box, Inc.*	5,900	—	5,900	176,705	—	176,705
Landry’s Restaurants, Inc.	5,600	—	5,600	132,272	—	132,272
Multimedia Games, Inc.*	18,900	—	18,900	150,066	—	150,066
Papa John’s International, Inc.*	35,500	—	35,500	836,025	—	836,025
Ruby Tuesday, Inc.	48,000	—	48,000	629,280	—	629,280

				4,900,329	—	4,900,329

Household Durables 2.4%
American Greetings Corp. “A”	60,800	—	60,800	1,414,208	—	1,414,208
Blyth, Inc.	28,700	—	28,700	564,529	—	564,529
CSS Industries, Inc.	17,600	—	17,600	696,608	—	696,608
Ethan Allen Interiors, Inc.	12,800	—	12,800	365,568	—	365,568
Fortune Brands, Inc.	—	11,800	11,800	—	904,470	904,470
Hooker Furniture Corp.	33,100	—	33,100	556,742	—	556,742

Leggett & Platt, Inc.	—	64,450	64,450	—	1,326,381	1,326,381
Tupperware Brands Corp.	17,300	—	17,300	603,424	—	603,424
Whirlpool Corp.	—	11,750	11,750	—	951,280	951,280

				4,201,079	3,182,131	7,383,210

Internet & Catalog Retail 0.3%
FTD Group, Inc.	58,400	—	58,400	782,560	—	782,560

Leisure Equipment & Products 1.3%
Callaway Golf Co.	40,300	—	40,300	687,518	—	687,518
JAKKS Pacific, Inc.*	22,900	—	22,900	577,996	—	577,996
Mattel, Inc.	—	91,200	91,200	—	1,822,176	1,822,176
Polaris Industries, Inc.	19,600	—	19,600	892,976	—	892,976
RC2 Corp.*	4,500	—	4,500	130,860	—	130,860

				2,289,350	1,822,176	4,111,526

Media 1.8%
Belo Corp. “A”	8,900	—	8,900	147,384	—	147,384
Entercom Communications Corp. “A”	13,600	—	13,600	221,544	—	221,544
Gannett Co., Inc.	—	25,350	25,350	—	931,612	931,612
Idearc, Inc.	—	39,100	39,100	—	739,772	739,772
Interactive Data Corp.	16,200	—	16,200	505,926	—	505,926
Lee Enterprises, Inc.	18,800	—	18,800	263,200	—	263,200
Lin TV Corp. “A”*	36,300	—	36,300	407,286	—	407,286
Marvel Entertainment, Inc.*	5,100	—	5,100	141,270	—	141,270
RCN Corp.*	52,300	—	52,300	759,396	—	759,396
Scholastic Corp.*	38,000	—	38,000	1,339,120	—	1,339,120
Sinclair Broadcast Group, Inc. “A”	20,800	—	20,800	215,280	—	215,280

				4,000,406	1,671,384	5,671,790

Specialty Retail 3.1%
Brown Shoe Co., Inc.	39,600	—	39,600	672,012	—	672,012
Cabela’s, Inc.*	19,500	—	19,500	322,530	—	322,530
Cato Corp. “A”	36,800	—	36,800	554,208	—	554,208
Charming Shoppes, Inc.*	116,400	—	116,400	643,692	—	643,692
Collective Brands, Inc.*	24,100	—	24,100	369,453	—	369,453
Hot Topic, Inc.*	76,800	—	76,800	484,608	—	484,608
Jo-Ann Stores, Inc.*	17,700	—	17,700	291,342	—	291,342
Pacific Sunwear of California, Inc.*	14,700	—	14,700	240,786	—	240,786
Rent-A-Center, Inc.*	103,100	—	103,100	1,459,896	—	1,459,896
Stage Stores, Inc.	21,400	—	21,400	362,088	—	362,088
The Men’s Wearhouse, Inc.	—	35,200	35,200	—	1,215,104	1,215,104
The Sherwin-Williams Co.	—	25,400	25,400	—	1,595,882	1,595,882
TJX Companies, Inc.	—	48,900	48,900	—	1,434,726	1,434,726

				5,400,615	4,245,712	9,646,327

Textiles, Apparel & Luxury Goods 1.0%
Columbia Sportswear Co.	6,100	—	6,100	292,861	—	292,861
Kenneth Cole Productions, Inc. “A”	6,100	—	6,100	115,046	—	115,046
Movado Group, Inc.	22,400	—	22,400	620,480	—	620,480
Perry Ellis International, Inc.*	46,550	—	46,550	750,386	—	750,386
Quicksilver, Inc.*	12,200	—	12,200	129,320	—	129,320
The Warnaco Group, Inc.*	16,300	—	16,300	601,470	—	601,470
Timberland Co. “A”*	10,900	—	10,900	177,452	—	177,452

Wolverine World Wide, Inc.	22,250	—	22,250	551,132	—	551,132

				3,238,147	—	3,238,147

Consumer Staples 5.0%
Food & Staples Retailing 1.1%
Casey’s General Stores, Inc.	13,700	—	13,700	397,300	—	397,300
Ruddick Corp.	18,200	—	18,200	651,378	—	651,378
Spartan Stores, Inc.	29,000	—	29,000	652,500	—	652,500
SUPERVALU, Inc.	—	36,800	36,800	—	1,540,816	1,540,816

				1,701,178	1,540,816	3,241,994

Food Products 3.0%
Cal-Maine Foods, Inc.	23,000	—	23,000	566,490	—	566,490
Flowers Foods, Inc.	51,537	—	51,537	1,197,205	—	1,197,205
Fresh Del Monte Produce, Inc.	48,900	—	48,900	1,511,988	—	1,511,988
Hormel Foods Corp.	—	37,100	37,100	—	1,474,725	1,474,725
Imperial Sugar Co.	35,200	—	35,200	803,264	—	803,264
Pilgrim’s Pride Corp.	9,900	—	9,900	258,192	—	258,192
Sanderson Farms, Inc.	14,100	—	14,100	437,946	—	437,946
Seaboard Corp.	100	—	100	150,900	—	150,900
Smithfield Foods, Inc.*	—	50,850	50,850	—	1,528,042	1,528,042
The J.M. Smucker Co.	—	27,300	27,300	—	1,341,249	1,341,249

				4,925,985	4,344,016	9,270,001

Household Products 0.2%
Church & Dwight Co., Inc.	—	12,550	12,550	—	704,306	704,306
Personal Products 0.2%
Elizabeth Arden, Inc.*	29,400	—	29,400	706,482	—	706,482
Tobacco 0.5%
Loews Corp.-Carolina Group	—	18,700	18,700	—	1,663,365	1,663,365
Energy 7.3%
Energy Equipment & Services 1.8%
Allis-Chalmers Energy, Inc.*	9,300	—	9,300	140,895	—	140,895
Exterran Holdings, Inc.*	11,600	—	11,600	928,464	—	928,464
Grey Wolf, Inc.*	187,300	—	187,300	951,484	—	951,484
GulfMark Offshore, Inc.*	17,600	—	17,600	782,144	—	782,144
Hornbeck Offshore Services, Inc.*	11,100	—	11,100	456,987	—	456,987
Oil States International, Inc.*	26,000	—	26,000	824,460	—	824,460
Parker Drilling Co.*	13,000	—	13,000	92,950	—	92,950
Pioneer Drilling Co.*	31,200	—	31,200	371,592	—	371,592
Superior Energy Services, Inc.*	—	25,750	25,750	—	898,675	898,675

				4,548,976	898,675	5,447,651

Oil, Gas & Consumable Fuels 5.5%
Berry Petroleum Co. “A”	11,200	—	11,200	463,232	—	463,232
Bill Barrett Corp.*	6,700	—	6,700	258,620	—	258,620
Brigham Exploration Co.*	56,300	—	56,300	389,033	—	389,033
Cameco Corp.	—	19,150	19,150	—	792,236	792,236
Chesapeake Energy Corp.	—	36,450	36,450	—	1,379,632	1,379,632
Cimarex Energy Co.	—	39,950	39,950	—	1,543,268	1,543,268
Comstock Resources, Inc.*	43,200	—	43,200	1,447,200	—	1,447,200

Edge Petroleum Corp.*	99,600	—	99,600	587,640	—	587,640
Encore Acquisition Co.*	17,500	—	17,500	569,625	—	569,625
General Maritime Corp.	10,900	—	10,900	291,030	—	291,030
Hess Corp.	—	20,500	20,500	—	1,460,010	1,460,010
Mariner Energy, Inc.*	39,800	—	39,800	862,864	—	862,864
McMoRan Exploration Co.*	27,200	—	27,200	319,872	—	319,872
Newfield Exploration Co.*	—	26,950	26,950	—	1,343,458	1,343,458
Noble Energy, Inc.	—	12,900	12,900	—	929,316	929,316
Penn Virginia Corp.	8,000	—	8,000	332,960	—	332,960
Petrohawk Energy Corp.*	32,300	—	32,300	526,490	—	526,490
Sunoco, Inc.	—	19,600	19,600	—	1,315,160	1,315,160
Swift Energy Co.*	31,300	—	31,300	1,267,963	—	1,267,963
Uranium Resources, Inc.*	14,400	—	14,400	170,784	—	170,784
Whiting Petroleum Corp.*	13,100	—	13,100	690,632	—	690,632
World Fuel Services Corp.	6,700	—	6,700	211,988	—	211,988

				8,389,933	8,763,080	17,153,013

Financials 25.8%
Capital Markets 0.7%
Capital Southwest Corp.	1,500	—	1,500	180,360	—	180,360
Gladstone Capital Corp.	6,300	—	6,300	123,417	—	123,417
Hercules Technology Growth Capital, Inc.	16,400	—	16,400	193,684	—	193,684
MCG Capital Corp.	50,300	—	50,300	568,390	—	568,390
Prospect Capital Corp.	62,111	—	62,111	870,796	—	870,796
Waddell & Reed Financial, Inc. “A”	8,600	—	8,600	293,948	—	293,948

				2,230,595	—	2,230,595

Commercial Banks 9.1%
BancFirst Corp.	7,000	—	7,000	327,320	—	327,320
Banco Latinoamericano de Exportaciones SA “E”	26,200	—	26,200	467,932	—	467,932
Banner Corp.	8,000	—	8,000	239,680	—	239,680
Boston Private Financial Holdings, Inc.	21,500	—	21,500	592,110	—	592,110
Cathay General Bancorp.	29,600	—	29,600	857,808	—	857,808
Central Pacific Financial Corp.	18,200	—	18,200	367,822	—	367,822
Citizens Republic Bancorp., Inc.	132,400	—	132,400	1,882,728	—	1,882,728
City Bank	7,800	—	7,800	162,240	—	162,240
City Holding Co.	4,100	—	4,100	147,518	—	147,518
Columbia Banking System, Inc.	4,800	—	4,800	147,888	—	147,888
Comerica, Inc.	—	27,300	27,300	—	1,249,794	1,249,794
Community Bancorp.*	11,800	—	11,800	212,754	—	212,754
Community Bank System, Inc.	17,300	—	17,300	348,941	—	348,941
First Commonwealth Financial Corp.	16,800	—	16,800	195,552	—	195,552
First Community Bancorp.	13,500	—	13,500	607,365	—	607,365
First Midwest Bancorp., Inc.	18,600	—	18,600	608,220	—	608,220
First State Bancorp.	10,400	—	10,400	152,048	—	152,048
FirstMerit Corp.	74,500	—	74,500	1,535,445	—	1,535,445
FNB Corp.-Pennsylvania	12,700	—	12,700	196,977	—	196,977
Frontier Financial Corp.	27,000	—	27,000	517,320	—	517,320
Glacier Bancorp., Inc.	29,900	—	29,900	595,309	—	595,309
Greene Bancshares, Inc.	7,100	—	7,100	212,077	—	212,077
Hancock Holding Co.	23,100	—	23,100	905,751	—	905,751
Huntington Bancshares, Inc.	—	68,350	68,350	—	1,072,412	1,072,412

IBERIABANK Corp.	5,950	—	5,950	287,980	—	287,980
International Bancshares Corp.	10,800	—	10,800	238,032	—	238,032
Investors Bancorp, Inc.*	10,400	—	10,400	152,568	—	152,568
KeyCorp.	—	35,200	35,200	—	927,168	927,168
MB Financial, Inc.	24,300	—	24,300	770,310	—	770,310
Marshall & Ilsley Corp.	—	27,849	27,849	—	876,408	876,408
Nara Bancorp., Inc.	17,000	—	17,000	226,780	—	226,780
National Penn Bancshares, Inc.	8,600	—	8,600	135,106	—	135,106
NBT Bancorp., Inc.	16,700	—	16,700	416,331	—	416,331
Old National Bancorp.	35,900	—	35,900	573,682	—	573,682
Pacific Capital Bancorp.	87,966	—	87,966	1,807,701	—	1,807,701
Park National Corp.	5,500	—	5,500	415,635	—	415,635
Preferred Bank	12,100	—	12,100	323,433	—	323,433
Prosperity Bancshares, Inc.	9,100	—	9,100	292,474	—	292,474
Provident Bankshares Corp.	32,400	—	32,400	759,780	—	759,780
Sandy Spring Bancorp., Inc.	9,350	—	9,350	274,516	—	274,516
South Financial Group, Inc.	33,900	—	33,900	607,488	—	607,488
Sterling Bancshares, Inc.	42,300	—	42,300	521,982	—	521,982
Sterling Financial Corp.	71,600	—	71,600	1,283,788	—	1,283,788
Susquehanna Bancshares, Inc.	34,000	—	34,000	676,260	—	676,260
SVB Financial Group*	5,100	—	5,100	262,548	—	262,548
Trustmark Corp.	5,300	—	5,300	134,938	—	134,938
UCBH Holdings, Inc.	30,700	—	30,700	493,656	—	493,656
UMB Financial Corp.	22,870	—	22,870	860,370	—	860,370
United Bankshares, Inc.	30,000	—	30,000	932,400	—	932,400
United Community Banks, Inc.	9,100	—	9,100	172,536	—	172,536
West Coast Bancorp.	5,900	—	5,900	117,764	—	117,764

				24,018,863	4,125,782	28,144,645

Consumer Finance 0.1%
Advanta Corp. “B”	35,200	—	35,200	352,352	—	352,352
Diversified Financial Services 0.5%
CIT Group, Inc.	—	37,100	37,100	—	986,860	986,860
Compass Diversified Trust	12,000	—	12,000	178,680	—	178,680
Interactive Brokers Group, Inc. “A”*	15,800	—	15,800	464,520	—	464,520

				643,200	986,860	1,630,060

Insurance 6.9%
Arch Capital Group Ltd.*	—	25,350	25,350	—	1,768,923	1,768,923
Aspen Insurance Holdings Ltd.	66,300	—	66,300	1,909,440	—	1,909,440
Assured Guaranty Ltd.	29,600	—	29,600	668,072	—	668,072
CNA Suerty Corp.*	9,100	—	9,100	187,733	—	187,733
Cincinnati Financial Corp.	—	30,600	30,600	—	1,223,388	1,223,388
Commerce Group, Inc.	11,300	—	11,300	406,235	—	406,235
FBL Financial Group, Inc. “A”	6,500	—	6,500	240,955	—	240,955
HCC Insurance Holdings, Inc.	—	63,300	63,300	—	1,945,842	1,945,842
Harleysville Group, Inc.	6,300	—	6,300	220,500	—	220,500
Horace Mann Educators Corp.	15,700	—	15,700	307,092	—	307,092
IPC Holdings Ltd.	23,100	—	23,100	682,836	—	682,836
LandAmerica Financial Group, Inc.	16,000	—	16,000	421,120	—	421,120
Max Capital Group Ltd.	43,700	—	43,700	1,237,147	—	1,237,147

Meadowbrook Insurance Group, Inc.*	18,500	—	18,500	170,015	—	170,015
Montpelier Re Holdings Ltd.	38,700	—	38,700	670,284	—	670,284
National Financial Partners Corp.	7,800	—	7,800	354,120	—	354,120
Navigators Group, Inc.*	20,600	—	20,600	1,209,220	—	1,209,220
Odyssey Re Holdings Corp.	19,000	—	19,000	732,260	—	732,260
Phoenix Companies, Inc.	29,600	—	29,600	355,792	—	355,792
Platinum Underwriters Holdings Ltd.	55,800	—	55,800	2,026,656	—	2,026,656
ProAssurance Corp.*	7,700	—	7,700	422,268	—	422,268
Protective Life Corp.	—	35,150	35,150	—	1,454,507	1,454,507
Safety Insurance Group, Inc.	23,300	—	23,300	850,683	—	850,683
Seabright Insurance Holdings*	56,400	—	56,400	874,764	—	874,764
Selective Insurance Group, Inc.	28,100	—	28,100	662,879	—	662,879
Validus Holdings Ltd.	14,500	—	14,500	361,050	—	361,050

				14,971,121	6,392,660	21,363,781

Real Estate Investment Trusts 6.7%
Alexandria Real Estate Equities, Inc. (REIT)	8,000	—	8,000	785,840	—	785,840
American Campus Communities, Inc. (REIT)	7,800	—	7,800	201,708	—	201,708
Anthracite Capital, Inc. (REIT)	57,200	—	57,200	437,008	—	437,008
Ashford Hospitality Trust (REIT)	73,200	—	73,200	566,568	—	566,568
BioMed Realty Trust, Inc. (REIT)	24,300	—	24,300	548,694	—	548,694
Corporate Office Properties Trust (REIT)	14,300	—	14,300	516,516	—	516,516
DCT Industrial Trust, Inc. (REIT)	61,400	—	61,400	619,526	—	619,526
DiamondRock Hospitality Co. (REIT)	30,900	—	30,900	535,188	—	535,188
Education Realty Trust, Inc. (REIT)	43,400	—	43,400	520,366	—	520,366
Entertainment Properties Trust (REIT)	12,100	—	12,100	644,809	—	644,809
Equity One, Inc. (REIT)	35,000	—	35,000	828,450	—	828,450
Extra Space Storage, Inc. (REIT)	19,700	—	19,700	280,922	—	280,922
First Industrial Realty Trust, Inc. (REIT)	12,300	—	12,300	449,196	—	449,196
Gramercy Capital Corp. (REIT)	9,000	—	9,000	214,020	—	214,020
Healthcare Realty Trust, Inc. (REIT)	29,700	—	29,700	755,271	—	755,271
Home Properties, Inc. (REIT)	7,700	—	7,700	347,963	—	347,963
Hospitality Properties Trust (REIT)	—	29,250	29,250	—	1,068,795	1,068,795
Inland Real Estate Corp. (REIT)	27,700	—	27,700	404,974	—	404,974
LaSalle Hotel Properties (REIT)	26,300	—	26,300	978,360	—	978,360
Lexington Realty Trust (REIT)	44,400	—	44,400	785,436	—	785,436
Maguire Properties, Inc. (REIT)	15,200	—	15,200	384,256	—	384,256
Medical Properties Trust, Inc. (REIT)	12,900	—	12,900	144,738	—	144,738
MFA Mortgage Investments, Inc. (REIT)	29,000	—	29,000	254,620	—	254,620
National Retail Properties, Inc. (REIT)	29,900	—	29,900	732,251	—	732,251
Nationwide Health Properties, Inc. (REIT)	12,000	—	12,000	375,360	—	375,360
Parkway Properties, Inc. (REIT)	4,600	—	4,600	182,022	—	182,022
Pennsylvania Real Estate Investment Trust (REIT)	24,600	—	24,600	849,438	—	849,438
Potlatch Corp. (REIT)	15,000	—	15,000	688,650	—	688,650
Realty Income Corp. (REIT)	38,900	—	38,900	1,108,650	—	1,108,650
Senior Housing Properties Trust (REIT)	26,900	—	26,900	594,221	—	594,221
Sovran Self Storage, Inc. (REIT)	16,500	—	16,500	721,215	—	721,215
Strategic Hotels & Resorts, Inc. (REIT)	52,200	—	52,200	955,782	—	955,782
Sunstone Hotel Investors, Inc. (REIT)	34,800	—	34,800	807,360	—	807,360
U-Store-It Trust (REIT)	21,000	—	21,000	211,050	—	211,050

Ventas, Inc. (REIT)	—	31,200	31,200	—	1,360,320	1,360,320

				18,430,428	2,429,115	20,859,543

Thrifts & Mortgage Finance 1.8%
Anchor BanCorp. Wisconsin, Inc.	9,400	—	9,400	238,948	—	238,948
Bank Mutual Corp.	16,700	—	16,700	169,004	—	169,004
BankUnited Financial Corp. “A”	183,000	—	183,000	1,460,340	—	1,460,340
Berkshire Hills Bancorp., Inc.	4,400	—	4,400	106,788	—	106,788
Corus Bankshares, Inc.	121,700	—	121,700	1,154,933	—	1,154,933
Downey Financial Corp.	15,500	—	15,500	644,955	—	644,955
Federal Agricultural Mortgage Corp. “C”	8,400	—	8,400	228,564	—	228,564
FirstFed Financial Corp.*	15,200	—	15,200	532,304	—	532,304
Franklin Bank Corp.*	33,800	—	33,800	143,650	—	143,650
Ocwen Financial Corp.*	50,300	—	50,300	281,680	—	281,680
PFF Bancorp., Inc.	15,500	—	15,500	145,700	—	145,700
WSFS Financial Corp.	8,600	—	8,600	480,568	—	480,568

				5,587,434	—	5,587,434

Health Care 6.7%
Biotechnology 0.1%
Applera Corp.-Celera Group*	14,500	—	14,500	219,240	—	219,240
Isis Pharmaceuticals, Inc.*	12,900	—	12,900	228,201	—	228,201

				447,441	—	447,441

Health Care Equipment & Supplies 2.2%
Backman Coulter, Inc.	—	19,000	19,000	—	1,343,870	1,343,870
CONMED Corp.*	8,400	—	8,400	208,992	—	208,992
Hillenbrand Industries, Inc.	—	27,300	27,300	—	1,469,832	1,469,832
Inverness Medical Innovations, Inc.*	7,500	—	7,500	440,100	—	440,100
Kinetic Concepts, Inc.*	—	30,350	30,350	—	1,779,724	1,779,724
STERIS Corp.	6,200	—	6,200	173,352	—	173,352
The Cooper Companies, Inc.	—	31,200	31,200	—	1,342,536	1,342,536

				822,444	5,935,962	6,758,406

Health Care Providers & Services 2.5%
AmSurg Corp.*	12,600	—	12,600	325,836	—	325,836
Apria Healthcare Group, Inc.*	91,400	—	91,400	1,980,638	—	1,980,638
Assisted Living Concepts, Inc. “A”*	17,500	—	17,500	120,400	—	120,400
Centene Corp.*	50,100	—	50,100	1,252,500	—	1,252,500
Healthspring, Inc.*	39,000	—	39,000	737,100	—	737,100
Kindred Healthcare, Inc.*	10,000	—	10,000	245,700	—	245,700
Lincare Holdings, Inc.*	—	35,150	35,150	—	1,201,778	1,201,778
Magellan Health Services, Inc.*	32,100	—	32,100	1,458,945	—	1,458,945
Owens & Minor, Inc.	6,300	—	6,300	247,401	—	247,401
Res-Care, Inc.*	6,500	—	6,500	148,070	—	148,070

				6,516,590	1,201,778	7,718,368

Life Science Tools & Services 0.7%
Albany Molecular Research, Inc.*	38,000	—	38,000	501,980	—	501,980
Bio-Rad Laboratories, Inc. “A”*	2,900	—	2,900	292,639	—	292,639
Cambrex Corp.	101,700	—	101,700	787,158	—	787,158
Pharmanet Development Group, Inc.*	6,300	—	6,300	248,850	—	248,850
Varian, Inc.*	5,000	—	5,000	350,250	—	350,250

				2,180,877	—	2,180,877

Pharmaceuticals 1.2%
Alpharma, Inc. “A”*	26,400	—	26,400	554,400	—	554,400
Biovail Corp.	—	78,300	78,300	—	1,197,207	1,197,207
Mylan, Inc.	—	58,150	58,150	—	836,197	836,197
Perrigo Co.	35,000	—	35,000	1,081,500	—	1,081,500

				1,635,900	2,033,404	3,669,304

Industrials 14.5%
Aerospace & Defense 2.5%
Alliant Techsystems, Inc.*	—	15,650	15,650	—	1,828,389	1,828,389
Ceradyne, Inc.*	4,300	—	4,300	212,592	—	212,592
Cubic Corp.	15,100	—	15,100	596,148	—	596,148
Curtiss-Wright Corp.	15,400	—	15,400	830,676	—	830,676
DRS Technologies, Inc.	—	29,250	29,250	—	1,731,892	1,731,892
DynCorp International, Inc. “A”*	7,500	—	7,500	156,750	—	156,750
Esterline Technologies Corp.*	17,300	—	17,300	903,406	—	903,406
L-3 Communications Holdings, Inc.	—	15,650	15,650	—	1,731,673	1,731,673

				2,699,572	5,291,954	7,991,526

Airlines 1.2%
Alaska Air Group, Inc.*	61,100	—	61,100	1,547,663	—	1,547,663
JetBlue Airways Corp.*	56,400	—	56,400	394,800	—	394,800
Republic Airways Holdings, Inc.*	43,400	—	43,400	871,472	—	871,472
SkyWest, Inc.	32,000	—	32,000	841,920	—	841,920

				3,655,855	—	3,655,855

Building Products 0.3%
American Woodmark Corp.	9,400	—	9,400	182,078	—	182,078
NCI Building Systems, Inc.*	24,100	—	24,100	827,353	—	827,353

				1,009,431	—	1,009,431

Commercial Services & Supplies 1.8%
CDI Corp.	6,200	—	6,200	165,354	—	165,354
Comfort Systems USA, Inc.	21,800	—	21,800	256,150	—	256,150
Deluxe Corp.	45,600	—	45,600	1,440,504	—	1,440,504
IKON Office Solutions, Inc.	53,400	—	53,400	674,442	—	674,442
R.R. Donnelley & Sons Co.	—	38,100	38,100	—	1,396,746	1,396,746
Schawk, Inc.	10,400	—	10,400	149,448	—	149,448
United Stationers, Inc.*	17,000	—	17,000	861,220	—	861,220
Waste Connections, Inc. *	14,000	—	14,000	445,620	—	445,620
Watson Wyatt Worldwide, Inc. “A”	5,000	—	5,000	230,250	—	230,250

				4,222,988	1,396,746	5,619,734

Construction & Engineering 1.0%
Aecom Technology Corp.*	5,300	—	5,300	140,927	—	140,927
EMCOR Group, Inc.*	68,800	—	68,800	1,832,832	—	1,832,832
Granite Construction, Inc.	4,100	—	4,100	168,182	—	168,182
Perini Corp.*	18,700	—	18,700	994,653	—	994,653

				3,136,594	—	3,136,594

Electrical Equipment 3.6%
A.O. Smith Corp.	15,500	—	15,500	548,545	—	548,545
Acuity Brands, Inc.	34,000	—	34,000	1,342,660	—	1,342,660
Brady Corp. “A”	9,300	—	9,300	372,279	—	372,279
Cooper Industries Ltd. “A”	—	31,200	31,200	—	1,566,864	1,566,864
Encore Wire Corp.	32,900	—	32,900	562,590	—	562,590
General Cable Corp.*	—	27,350	27,350	—	2,034,293	2,034,293

GrafTech International Ltd.*	53,000	—	53,000	851,710	—	851,710
Hubbell, Inc. “B”	—	29,250	29,250	—	1,606,703	1,606,703
LSI Industries, Inc.	15,000	—	15,000	309,900	—	309,900
Regal-Beloit Corp.	11,900	—	11,900	560,252	—	560,252
Superior Essex, Inc.*	54,500	—	54,500	1,322,170	—	1,322,170

				5,870,106	5,207,860	11,077,966

Industrial Conglomerates 0.3%
Tredegar Corp.	60,000	—	60,000	867,600	—	867,600
Machinery 2.5%
Accuride Corp.*	35,200	—	35,200	267,168	—	267,168
Actuant Corp. “A”	8,600	—	8,600	272,362	—	272,362
Ampco-Pittsburgh Corp.	4,400	—	4,400	154,968	—	154,968
Blount International, Inc.*	12,000	—	12,000	147,240	—	147,240
Cascade Corp.	7,200	—	7,200	434,376	—	434,376
Columbus McKinnon Corp.*	11,300	—	11,300	351,656	—	351,656
Eaton Corp.	—	11,750	11,750	—	1,049,393	1,049,393
EnPro Industries, Inc.*	16,700	—	16,700	511,020	—	511,020
Greenbrier Companies, Inc.	38,000	—	38,000	842,840	—	842,840
Hardinge, Inc.	14,300	—	14,300	225,511	—	225,511
Mueller Industries, Inc.	18,600	—	18,600	562,278	—	562,278
NACCO Industries, Inc. “A”	2,200	—	2,200	223,080	—	223,080
Parker Hannifin Corp.	—	23,375	23,375	—	1,856,676	1,856,676
Robbins & Myers, Inc.	5,700	—	5,700	390,450	—	390,450
TriMas Corp.*	25,400	—	25,400	281,940	—	281,940
Wabash National Corp.	15,200	—	15,200	105,032	—	105,032

				4,769,921	2,906,069	7,675,990

Marine 0.4%
Eagle Bulk Shipping, Inc.	9,000	—	9,000	257,400	—	257,400
Genco Shipping & Trading Ltd.	6,300	—	6,300	398,790	—	398,790
TBS International Ltd. “A”*	10,500	—	10,500	458,430	—	458,430

				1,114,620	—	1,114,620

Road & Rail 0.5%
Arkansas Best Corp.	7,500	—	7,500	171,000	—	171,000
Dollar Thrifty Automotive Group, Inc.*	35,100	—	35,100	910,494	—	910,494
Marten Transport Ltd.*	28,400	—	28,400	311,264	—	311,264
MascoTech, Inc.* (Escrow Shares)	90,800	—	90,800	—	—	—
Werner Enterprises, Inc.	7,800	—	7,800	136,890	—	136,890

				1,529,648	—	1,529,648

Trading Companies & Distributors 0.4%
Applied Industrial Technologies, Inc.	12,600	—	12,600	380,646	—	380,646
WESCO International, Inc.*	—	19,500	19,500	—	789,360	789,360

				380,646	789,360	1,170,006

Information Technology 10.1%
Communications Equipment 1.0%
Anaren, Inc.*	12,600	—	12,600	194,040	—	194,040
Avocent Corp.*	27,000	—	27,000	672,300	—	672,300
Dycom Industries, Inc.*	21,100	—	21,100	593,754	—	593,754
Plantronics, Inc.	42,800	—	42,800	1,149,180	—	1,149,180
Tekelec*	45,500	—	45,500	559,650	—	559,650

				3,168,924	—	3,168,924

Computers & Peripherals 1.3%
Avid Technology, Inc.*	8,400	—	8,400	222,852	—	222,852
Electronics for Imaging, Inc.*	35,200	—	35,200	807,488	—	807,488
Emulex Corp.*	64,300	—	64,300	1,077,025	—	1,077,025
Seagate Technology	—	68,350	68,350	—	1,762,747	1,762,747

				2,107,365	1,762,747	3,870,112

Electronic Equipment & Instruments 2.0%
Agilysys, Inc.	27,800	—	27,800	386,142	—	386,142
Anixter International, Inc.*	4,300	15,700	20,000	277,350	1,012,650	1,290,000
Arrow Electronics, Inc.*	—	35,150	35,150	—	1,300,901	1,300,901
Benchmark Electronics, Inc.*	20,800	—	20,800	373,360	—	373,360
Checkpoint Systems, Inc.*	20,900	—	20,900	496,584	—	496,584
CTS Corp.	20,100	—	20,100	212,457	—	212,457
Electro Scientific Industries, Inc.*	14,900	—	14,900	301,725	—	301,725
Insight Enterprises, Inc.*	30,300	—	30,300	600,243	—	600,243
Park Electrochemical Corp.	14,900	—	14,900	438,805	—	438,805
Technitrol, Inc.	22,400	—	22,400	599,648	—	599,648
TTM Technologies, Inc.*	12,200	—	12,200	147,498	—	147,498

				3,833,812	2,313,551	6,147,363

Internet Software & Services 0.9%
CMGI, Inc.*	25,900	—	25,900	268,583	—	268,583
EarthLink, Inc.*	104,100	—	104,100	706,839	—	706,839
InfoSpace, Inc.	21,700	—	21,700	386,477	—	386,477
S1 Corp.*	45,900	—	45,900	340,578	—	340,578
SAVVIS, Inc.*	14,400	—	14,400	461,376	—	461,376
United Online, Inc.	44,900	—	44,900	675,296	—	675,296

				2,839,149	—	2,839,149

IT Services 1.5%
CSG Systems International, Inc.*	57,300	—	57,300	949,461	—	949,461
infoUSA, Inc.	12,200	—	12,200	105,286	—	105,286
ManTech International Corp. “A”*	37,100	—	37,100	1,435,399	—	1,435,399
MAXIMUS, Inc.	8,000	—	8,000	312,000	—	312,000
SAIC, Inc.*	72,400	—	72,400	1,443,656	—	1,443,656
SRA International, Inc. “A”*	14,300	—	14,300	390,962	—	390,962

				4,636,764	—	4,636,764

Semiconductors & Semiconductor Equipment 1.9%
Cymer, Inc.*	9,700	—	9,700	398,379	—	398,379
DSP Group, Inc.*	10,300	—	10,300	139,359	—	139,359
Entegris, Inc.*	59,000	—	59,000	510,940	—	510,940
OmniVision Technologies, Inc.*	10,500	—	10,500	195,510	—	195,510
Photronics, Inc.*	104,800	—	104,800	1,078,392	—	1,078,392
RF Micro Devices, Inc.*	97,900	—	97,900	565,862	—	565,862
Skyworks Solutions, Inc.*	107,800	—	107,800	978,824	—	978,824
Spansion, Inc. “A”*	35,900	—	35,900	191,706	—	191,706
Standard Microsystems Corp.*	7,000	—	7,000	246,890	—	246,890
TriQuint Semiconductor, Inc.*	89,000	—	89,000	527,770	—	527,770
Veeco Instruments, Inc.*	7,200	—	7,200	120,816	—	120,816
Zoran Corp.*	47,500	—	47,500	1,036,450	—	1,036,450

				5,990,898	—	5,990,898

Software 1.5%
Check Point Software Technologies Ltd.*	—	58,700	58,700	—	1,339,534	1,339,534
i2 Technologies, Inc.*	5,400	—	5,400	87,372	—	87,372
JDA Software Group, Inc.*	58,100	—	58,100	1,216,614	—	1,216,614
Lawson Software, Inc.*	39,300	—	39,300	381,996	—	381,996
Parametric Technology Corp.*	9,400	—	9,400	156,980	—	156,980
Secure Computing Corp.*	25,400	—	25,400	230,378	—	230,378
Sybase, Inc.*	48,100	—	48,100	1,233,284	—	1,233,284

				3,306,624	1,339,534	4,646,158

Materials 6.8%
Chemicals 3.5%
Arch Chemicals, Inc.	19,100	—	19,100	785,965	—	785,965
CF Industries Holdings, Inc.	26,500	—	26,500	2,410,970	—	2,410,970
H.B. Fuller Co.	17,900	—	17,900	452,691	—	452,691
Hercules, Inc.	38,800	—	38,800	753,108	—	753,108
Innospec, Inc.	15,200	—	15,200	266,912	—	266,912
Lyondell Chemical Co.	—	42,100	42,100	—	1,987,120	1,987,120
Minerals Technologies, Inc.	5,300	—	5,300	354,570	—	354,570
Olin Corp.	29,300	—	29,300	613,542	—	613,542
PolyOne Corp.*	108,000	—	108,000	677,160	—	677,160
PPG Industries, Inc.	—	18,500	18,500	—	1,269,840	1,269,840
Rockwood Holdings, Inc.*	17,200	—	17,200	579,296	—	579,296
Sensient Technologies Corp.	8,100	—	8,100	224,127	—	224,127
Spartech Corp.	23,200	—	23,200	316,912	—	316,912
W.R. Grace & Co.*	9,100	—	9,100	245,791	—	245,791

				7,681,044	3,256,960	10,938,004

Construction Materials 0.1%
Texas Industries, Inc.	2,500	—	2,500	173,450	—	173,450
Containers & Packaging 1.0%
AptarGroup, Inc.	25,000	—	25,000	1,055,250	—	1,055,250
Rock-Tenn Co. “A”	55,600	—	55,600	1,466,728	—	1,466,728
Silgan Holdings, Inc.	13,700	—	13,700	734,731	—	734,731

				3,256,709	—	3,256,709

Metals & Mining 1.7%
AMCOL International Corp.	3,500	—	3,500	132,930	—	132,930
Compass Minerals International, Inc.	15,800	—	15,800	580,176	—	580,176
Quanex Corp.	10,100	—	10,100	505,404	—	505,404
Schnitzer Steel Industries, Inc. “A”	12,000	—	12,000	749,040	—	749,040
Worthington Industries, Inc.	67,400	—	67,400	1,428,206	—	1,428,206
Yamana Gold, Inc.	—	144,500	144,500	—	1,858,270	1,858,270

				3,395,756	1,858,270	5,254,026

Paper & Forest Products 0.5%
Buckeye Technologies, Inc.*	89,600	—	89,600	1,279,488	—	1,279,488
Glatfelter	9,100	—	9,100	136,773	—	136,773
Schweitzer-Mauduit International, Inc.	6,400	—	6,400	170,880	—	170,880

				1,587,141	—	1,587,141

Telecommunication Services 2.5%
Diversified Telecommunication Services 2.0%
Alaska Communications Systems Group, Inc.	122,800	—	122,800	1,842,000	—	1,842,000
Atlantic Tele-Network, Inc.	22,600	—	22,600	861,964	—	861,964
Cincinnati Bell, Inc.*	164,100	—	164,100	781,116	—	781,116
General Communication, Inc. “A”*	39,600	—	39,600	350,856	—	350,856
Golden Telecom, Inc.*	2,500	—	2,500	253,650	—	253,650
Premiere Global Services, Inc.*	45,100	—	45,100	621,478	—	621,478
Shenandoah Telecommunications Co.	4,700	—	4,700	115,949	—	115,949
Time Warner Telecom, Inc. “A”*	6,500	—	6,500	145,795	—	145,795
Windstream Corp.	—	101,550	101,550	—	1,315,073	1,315,073

				4,972,808	1,315,073	6,287,881

Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	28,400	—	28,400	443,608	—	443,608
USA Mobility, Inc.*	85,200	—	85,200	1,123,788	—	1,123,788

				1,567,396	—	1,567,396

Utilities 5.6%
Electric Utilities 2.2%
ALLETE, Inc.	26,900	—	26,900	1,101,824	—	1,101,824
Cleco Corp.	15,000	—	15,000	419,100	—	419,100
Edison International	—	29,250	29,250	—	1,637,415	1,637,415
Otter Tail Corp.	5,000	—	5,000	167,550	—	167,550
Portland General Electric Co.	45,800	—	45,800	1,226,066	—	1,226,066
PPL Corp.	—	31,250	31,250	—	1,592,500	1,592,500
Westar Energy, Inc.	26,100	—	26,100	676,251	—	676,251

				3,590,791	3,229,915	6,820,706

Gas Utilities 1.6%
New Jersey Resources Corp.	18,450	—	18,450	930,803	—	930,803
Northwest Natural Gas Co.	28,900	—	28,900	1,386,333	—	1,386,333
Piedmont Natural Gas Co., Inc.	7,000	—	7,000	182,280	—	182,280
South Jersey Industries, Inc.	12,700	—	12,700	468,630	—	468,630
Southwest Gas Corp.	44,700	—	44,700	1,292,724	—	1,292,724
The Laclede Group, Inc.	4,300	—	4,300	147,963	—	147,963
WGL Holdings, Inc.	22,100	—	22,100	730,184	—	730,184

				5,138,917	—	5,138,917

Multi-Utilities 1.8%
Ameren Corp.	—	31,200	31,200	—	1,680,120	1,680,120
Avista Corp.	17,900	—	17,900	382,702	—	382,702
Black Hills Corp.	34,000	—	34,000	1,416,440	—	1,416,440
Integrys Energy Group, Inc.	—	29,250	29,250	—	1,492,043	1,492,043
NorthWestern Corp.	6,900	—	6,900	192,165	—	192,165
PNM Resources, Inc.	15,000	—	15,000	332,700	—	332,700

				2,324,007	3,172,163	5,496,170

Total Common Stocks (Cost $225,662,100, $84,708,475 and $310,370,575 respectively)				217,661,440	85,781,424	303,442,864
Government & Agency Obligations 0.0%
US Treasury Obligations
US Treasury Bill, 3.70%, 1/17/2008	41,000	—	41,000	40,859	—	40,859
(Cost $40,859)

Closed End Investment Companies 0.4%
Apollo Investment Corp.	66,838	—	66,838	1,183,701	—	1,183,701
(Cost $1,364,095)

Cash Equivalents 1.7%
Cash Management QP Trust, 4.88%(a)	362,090	4,919,100	5,281,190	362,090	4,919,100	5,281,190
(Cost $362,090, $4,919,100 and $5,281,190 respectively)

Total Investment Portfolio (Cost $227,429,144, $89,627,575 and $317,056,719 respectively) 99.8%				219,248,090	90,700,524	309,948,614
Other Assets and Liabilities, Net 0.2%				(519,743)	1,304,051	784,308

Net Assets 100.0%				218,728,347	92,004,575	310,732,922

*	Non-income producing security.
**	Pursuant to the Agreement and Plan of Reorganization, it is expected that approximately 100% of the portfolio of DWS Small Cap Value Fund will be liquidated prior to the merger.
(a)	Affiliated fund managed by Deutsche Investment Management America’s Inc. The rate shown is the annualized seven-day yield at period end

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of November 30, 2007, and of DWS Dreman Mid Cap Value Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	DWS Small Cap Value Fund	DWS Dreman Mid Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$12,730,512	$48,013,582	—	$60,744,094
Class B Shares	$2,308,981	$3,516,662	—	$5,825,643
Class C Shares	$5,827,776	$19,741,880	—	$25,569,656
Class S Shares	$197,861,078	$13,876,712	—	$211,737,790
Institutional Class	$—	$6,855,739	—	$6,855,739
Total Net Assets	$218,728,347	$92,004,575	—	$310,732,922
Shares Outstanding
Class A Shares	621,968	3,808,662	387,876	4,818,506
Class B Shares	119,310	280,783	65,047	465,140
Class C Shares	299,788	1,578,106	166,067	2,043,961
Class S Shares	9,663,413	1,097,742	5,988,740	16,749,895
Institutional Class	—	541,703	—	541,703
Net Asset Value Per Share
Class A Shares	$20.47	$12.61	—	$12.61
Class B Shares	$19.35	$12.52	—	$12.52
Class C Shares	$19.44	$12.51	—	$12.51
Class S Shares	$20.48	$12.64	—	$12.64
Institutional Class	—	$12.66	—	$12.66

(1)

Assumes the merger had been consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of DWS Dreman Mid Cap Value Fund will be received by the shareholders of DWS Small Cap Value Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of DWS Dreman Mid Cap Value Fund that actually will be received on or after such date.

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2007 (UNAUDITED)

	DWS Dreman Mid Cap Value Fund	DWS Small Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Investments, at Value	$90,700,524	$219,248,090	$—	$309,948,614
Cash	$10,000	$5,450	$—	$15,450
Other Assets less Liabilities	$1,294,051	$(525,193)	$—	$768,858

Total Net Assets	$92,004,575	$218,728,347	$—	$310,732,922
Net Assets
Class A	$48,013,582	$12,730,512	$—	$60,744,094
Class B	$3,516,662	$2,308,981	$—	$5,825,643
Class C	$19,741,880	$5,827,776	$—	$25,569,656
Class S	$13,876,712	$197,861,078	$—	$211,737,790
Institutional Shares	$6,855,739	$—	$—	$6,855,739

	$92,004,575	$218,728,347	$—	$310,732,922
Shares Outstanding
Class A	3,808,662	621,968	387,876	4,818,506
Class B	280,783	119,310	65,047	465,140
Class C	1,578,106	299,788	166,067	2,043,961
Class S	1,097,742	9,663,413	5,988,740	16,749,895
Institutional Shares	541,703	—		541,703

Net Asset Value Per Share
Class A	$12.61	$20.47		$12.61
Class B	$12.52	$19.35		$12.52
Class C	$12.51	$19.44		$12.51
Class S	$12.64	$20.48		$12.64
Institutional Shares	$12.66	$—		$12.66

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED NOVEMBER 30, 2007 (UNAUDITED)

	DWS Dreman Mid Cap Value Fund	DWS Small Cap Value Fund	Pro Forma Adjustments		Pro Forma Combined
Investment Income:
Interest and dividend income	$1,568,186	$5,901,545	—		$7,469,731

Total Investment Income	1,568,186	5,901,545			7,469,731
Expenses:
Management fee	550,199	2,006,885	218,975	(2)	2,776,059
Services to shareholders	135,549	674,123			809,672
Professional fees	69,918	75,777	(44,695	)(2)	101,000
Administration fee/	—	301,787	(301,787	)(2)	—
Custodian fee	8,524	14,116	—		22,640
Fund Accounting	105,295	—	(49,036	)(2)	56,259
Distribution and Service Fees	267,015	137,354	—		404,369
Directors’/Trustees’ fees and expenses	15,785	16,737	—		32,522
Reports to Shareholders	41,947	94,908	—		136,855
Registration fees	67,771	46,062	(25,000	)(2)	88,833
Other Expenses	6,758	16,650	—		23,408

Total expenses before reductions	1,268,761	3,384,399	(201,543)		4,451,617
Expense reductions	(211,801)	(141)	(226,836)		(438,778)

Expenses, net	1,056,960	3,384,258	(428,379)		4,012,839

Net investment income (loss)	511,226	2,517,287	428,379		3,456,892

Net Realized and Unrealized Gain (Loss):

Net realized gain (loss) on investments, foreign currency related transactions	5,433,757	8,618,988	—		14,052,745

Net unrealized appreciation (depreciation) on investments, and foreign currency related transactions	(2,676,439)	(91,476,509)	—		(94,152,948)

Net increase in net assets from operations	$3,268,544	$(80,340,234)	$428,379		$(76,643,311)

Notes to Pro Forma Combining Financial Statements

November 30, 2007

1. These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of November 30, 2007, and the unaudited pro forma combined condensed Statement of Operations for the year ended November 30, 2007 for DWS Dreman Mid Cap Value Fund and DWS Small Cap Value Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of DWS Small Cap Value Fund in exchange for shares of DWS Dreman Mid Cap Value Fund at net asset value. Following the acquisition, DWS Dreman Mid Cap Value Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors/Trustees.

Pre-Merger Liquidation of Assets of DWS Small Cap Value Fund

Pursuant to the Agreement and Plan of Reorganization, it is expected that approximately 100% of the portfolio of DWS Small Cap Value Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with the investment objective, policies, restrictions and strategies of DWS Dreman Mid Cap Value Fund. The expected liquidation of assets and purchase of securities with the sales proceeds are not reflected in these pro forma financial statements.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Dreman Mid Cap Value Fund intends to continue to qualify as a regulated investment company.

2. Pro Forma operating expenses are based on actual expenses of DWS Dreman Mid Cap Value Fund and DWS Small Cap Value Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The management fee has been calculated for the combined Funds based on the fee schedule in effect for DWS Dreman Mid Cap Value Fund at the combined level of average net assets for the period ended November 30, 2007.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Cash Account Trust	DWS Strategic Government Securities Fund
Government & Agency Securities Portfolio	DWS Strategic Income Fund
Money Market Portfolio	DWS Target Fund
Tax-Exempt Portfolio	DWS LifeCompass Income Fund
Investors Cash Trust	DWS LifeCompass Protect Fund
Treasury Portfolio	DWS Target 2008 Fund
Tax-Exempt California Money Market Fund	DWS Target 2010 Fund
DWS Balanced Fund	DWS Target 2011 Fund
DWS Blue Chip Fund	DWS Target 2012 Fund
DWS Equity Trust	DWS Target 2013 Fund
DWS Alternative Asset Allocation Plus Fund	DWS Target 2014 Fund
DWS Core Plus Allocation Fund	DWS Technology Fund
DWS Disciplined Long/Short Growth Fund	DWS Value Series, Inc.
DWS Disciplined Long/Short Value Fund	DWS Dreman Concentrated Value Fund
DWS Disciplined Market Neutral Fund	DWS Dreman High Return Equity Fund
DWS High Income Series	DWS Dreman Mid Cap Value Fund
DWS High Income Fund	DWS Dreman Small Cap Value Fund
DWS Money Funds	DWS Large Cap Value Fund
DWS Money Market Prime Series
DWS State Tax-Free Trust
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund

Shareholders of the funds listed above recently elected Board Members and certain of the funds listed above approved: (1) an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. (the -Advisor-); (2) a subadviser approval policy; and (3) the revision and/or removal of certain fundamental investment policies.

Board Members

For all funds the following replaces the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers , as applicable:

The following table presents certain information regarding the Board Members of the Funds. Each Board Member-s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an -interested person- (as defined in the 1940 Act) of the Funds or the Advisor (each, an -Independent Board Member-), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Funds and Length of Time Served (1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004, (2) and Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene-s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	135

Paul K. Freeman (1950) Vice Chairperson since 2008, and Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133

John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	135

Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company (3) (medical technology company); Belo Corporation (3) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	135

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	135

Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	135

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	135

William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly Trustee, Ravinia Festival	135

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care (3) (January 2007-June 2007)	135

William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation (3) (telecommunications) (November 1989-September 2003)	135

Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	135

Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	138

Interested Board Member

Name, Year of Birth, Position with the Funds and Length of Time Served (1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer (4) (1958) Board Member since 2006	Managing Director (5), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	135

Officers (6)

Name, Year of Birth, Position with the Funds and Length of Time Served (7)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark (8) (1965) President, 2006-present	Managing Director (5), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette (9) (1962) Vice President and Secretary, 1999-present	Director (5), Deutsche Asset Management

Paul H. Schubert (8) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director (5), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis (8) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger (8) (1962) Assistant Secretary, 2005-present	Director (5), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson (9) (1962) Assistant Secretary, 1997-present	Managing Director (5), Deutsche Asset Management

Paul Antosca (9) (1957) Assistant Treasurer, 2007-present	Director (5), Deutsche Asset Management (since 2006); formerly, Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Jack Clark (9) (1967) Assistant Treasurer, 2007-present	Director (5), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Kathleen Sullivan D-Eramo (9) (1957) Assistant Treasurer, 2003-present	Director (5), Deutsche Asset Management

Diane Kenneally (9) (1966) Assistant Treasurer, 2007-present	Director (5), Deutsche Asset Management

Jason Vazquez (8) (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby (8) (1962) Chief Compliance Officer, 2006-present	Managing Director (5), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson (8) (1951) Chief Legal Officer, 2006-present	Director (5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

(1)	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2)	Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)	Executive title, not a board directorship.

(6)

As a result of their respective positions held with the Advisor, these individuals are considered -interested persons- of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)	Address: 345 Park Avenue, New York, New York 10154.

(9)	Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

Officer-s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Board Members-Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee-s responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds- accounting and financial reporting policies and procedures, (3) the Funds- compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds- accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Funds- Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the

Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of the Funds- Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds- financial arrangements with DIMA and its affiliates, and (b) the Funds- expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of the Funds- Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds- Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and QuantOversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Funds- Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds- marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. The Marketing and Shareholder Services Committee was newly established effective April 1, 2008.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds- securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds- Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Operations Committee, which held six (6) meetings, and Valuation Committee, which held one (1) meeting, except for DWS Blue Chip Fund, DWS Disciplined Market Neutral Fund, DWS High Income Fund and DWS Technology Fund which held two (2) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management (-DeAM-) or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	Government & Agency Securities Portfolio	Money Market Portfolio	Tax-Exempt Portfolio	Treasury Portfolio
John W. Ballantine	$7,130	$8,470	$6,660	$3,180
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$8,862	$10,460	$8,359	$4,081
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$6,810	$8,080	$6,350	$3,040
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$6,810	$8,080	$6,350	$3,040

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Alternative Asset Allocation Plus Fund	DWS Balanced Fund	DWS Blue Chip Fund	DWS California Tax-Free Income Fund
John W. Ballantine	$50	$6,340	$4,270	$4,840
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$85	$7,826	$5,260	$5,979
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$50	$6,050	$4,080	$4,620
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$50	$6,050	$4,080	$4,620

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Core Plus Allocation Fund	DWS Disciplined Long/Short Growth Fund	DWS Disciplined Long/Short Value Fund	DWS Disciplined Market Neutral Fund
John W. Ballantine	$1,110	$1,070	$1,090	$1,140
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$1,403	$1,319	$1,368	$1,440
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,050	$1,020	$1,050	$1,100
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,050	$1,020	$1,050	$1,100

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Dreman Concentrated Value Fund	DWS Dreman High Return Equity Fund	DWS Dreman Mid Cap Value Fund	DWS Dreman Small Cap Value Fund
John W. Ballantine	$2,050	$11,050	$1,980	$6,630
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$2,540	$13,647	$2,448	$8,190
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,960	$10,530	$1,890	$6,310
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,960	$10,530	$1,890	$6,310

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS High Income Fund	DWS Large Cap Value Fund	DWS Life Compass Income Fund	DWS Life Compass Protect Fund
John W. Ballantine	$6,680	$6,390	$0	$0
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$8,239	$7,870	$0	$0
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$6,370	$6,090	$0	$0
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$6,370	$6,090	$0	$0

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Money Market Prime Series	DWS New York Tax-Free Income Fund	DWS Strategic Government Securities Fund	DWS Strategic Income Fund
John W. Ballantine	$8,250	$3,670	$6,830	$3,630
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$10,243	$4,542	$8,424	$4,473
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$7,870	$3,500	$6,510	$3,450
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$7,870	$3,500	$6,510	$3,450

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Target 2008 Fund	DWS Target 2010 Fund	DWS Target 2011 Fund	DWS Target 2012 Fund
John W. Ballantine	$1,280	$1,750	$2,070	$1,910
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$1,580	$2,154	$2,552	$2,345
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,230	$1,670	$1,960	$1,810
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,230	$1,670	$1,960	$1,810

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Target 2013 Fund	DWS Target 2014 Fund	DWS Technology Fund	Tax-Exempt California Money Market Fund
John W. Ballantine	$1,670	$1,690	$5,200	$2,210
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$2,066	$2,090	$6,413	$2,727
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,590	$1,610	$4,960	$2,110
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,590	$1,610	$4,960	$2,110

Name of Board Member	Total Compensation from Fund and DWS Fund Complex (1)
Independent Board Members
John W. Ballantine	$215,000
Henry P. Becton, Jr. (4)	$200,000
Dawn-Marie Driscoll (2)(4)	$253,000
Keith R. Fox (4)	$203,000
Paul K. Freeman (3)	$265,000
Kenneth C. Froewiss (4)	$200,000
Richard J. Herring (4)	$195,000
William McClayton (5)	$205,000
Rebecca W. Rimel (4)	$194,000
William N. Searcy, Jr. (4)	$200,000
Jean Gleason Stromberg (4)	$189,000
Robert H. Wadsworth	$245,250

(1)	The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)	Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(3)

Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(4)

Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the

Funds-direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)

Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (-DB Funds-). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the -Effective Date-), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (-DAMI-) agreed to recommend, and, if necessary obtain, directors and officers (-D&O-) liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where a Board Member-s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	Government & Agency Securities Portfolio	Money Market Portfolio	Tax-Exempt Portfolio	Treasury Portfolio
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 – $10,000	None	$1 – $10,000	$1 – $10,000
Dawn-Marie Driscoll	None	None	$1 – $10,000	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	$1 - $10,000	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Alternative Asset Allocation Plus Fund	DWS Balanced Fund	DWS Blue Chip Fund	DWS California Tax-Free Income Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$1 – $10,000	None	$1 – $10,000
Dawn-Marie Driscoll	None	None	None	$10,001 – $50,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$1 – $10,000	None	$1 – $10,000	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	$10,001 – $50,000	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	$1 – $10,000	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Core Plus Allocation Fund	DWS Disciplined Long/Short Growth Fund	DWS Disciplined Long/Short Value Fund	DWS Disciplined Market Neutral Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 –$10,000	$1 – $10,000	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$1 – $10,000	None	None	None
Richard J. Herring	None	None	None	$10,001 – $50,000
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Dreman Concentrated Value Fund	DWS Dreman High Return Equity Fund	DWS Dreman Mid Cap Value Fund	DWS Dreman Small Cap Value Fund
Independent Board Members
John W. Ballantine	None	Over $100,000	None	None
Henry P. Becton, Jr.	None	None	$1 – $10,000	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	$50,001 – $100,000	None	$1 – $10,000
Kenneth C. Froewiss	$1 – $10,000	None	$1 – $10,000	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	$10,001 – $50,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS High Income Fund	DWS Large Cap Value Fund	DWS Life Compass Income Fund	DWS Life Compass Protect Fund
Independent Board Members
John W. Ballantine	None	$10,001 – $50,000	None	None
Henry P. Becton, Jr.	None	$1 – $10,000	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	$50,001 – $100,000	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Money Market Prime Series	DWS New York Tax-Free Income Fund	DWS Strategic Government Securities Fund	DWS Strategic Income Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	None	None
Dawn-Marie Driscoll	$1 – $10,000	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	$1 – $10,000	None	None	None
Kenneth C. Froewiss	None	None	$1 – $10,000	$1 – $10,000
Richard J. Herring	None	None	None	None
William McClayton	Over $100,000	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	$1 – $10,000	$1 – $10,000
Jean Gleason Stromberg	None	None	$1 – $10,000	None
Robert H. Wadsworth	$1 – $10,000	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Target 2008 Fund	DWS Target 2010 Fund	DWS Target 2011 Fund	DWS Target 2012 Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Target 2013 Fund	DWS Target 2014 Fund	DWS Technology Fund	Tax-Exempt California Money Market Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	$1 – $10,000	None
Dawn-Marie Driscoll	None	None	None	$1 – $10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	$10,001 – $50,000	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Investment Management Agreement/Administrative Agreement

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund, DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following supplements the relevant disclosure under Management of the Fund:

The Board and the Fund-s shareholders recently approved an amended and restated investment management agreement (the -Investment Management Agreement-) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Fund-s assets. In addition to the investment management of the Fund-s assets, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund-s policies as stated in its prospectus and SAI, or as adopted by the Fund-s Board. The Advisor will also monitor, to the extent not monitored by the Fund-s administrator or other agent, the Fund-s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund-s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund-s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Fund, including the Fund-s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund-s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund-s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund-s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund-s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days- written notice.

Effective May 1, 2008, for all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Balanced Fund	0.370% to $1.5 billion 0.345% next $500 million 0.310% next $1.5 billion 0.300% next $2 billion 0.290% next $2 billion 0.280% next $2.5 billion 0.270% next $2.5 billion 0.260% thereafter

DWS California Tax-Free Income Fund	0.450% to $250 million 0.420% next $750 million 0.400% next $1.5 billion 0.380% next $2.5 billion 0.350% next $2.5 billion 0.330% next $2.5 billion 0.310% next $2.5 billion 0.300% thereafter

DWS High Income Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter

DWS Money Market Prime Series	0.400% to $215 billion 0.275% next $335 million 0.200% next $250 million 0.150% next $800 million 0.140% next $800 million 0.130% next $800 million 0.120% thereafter

DWS Strategic Government Securities Fund	0.350% to $250 million 0.330% next $750 million 0.310% next $1.5 billion 0.300% next $2.5 billion 0.280% next $2.5 billion 0.260% next $2.5 billion 0.240% next $2.5 billion 0.220% thereafter

DWS Strategic Income Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter
DWS Target 2010 Fund	0.400%
DWS Target 2011 Fund	0.400%
DWS Target 2012 Fund	0.400%
DWS Target 2013 Fund	0.400%

DWS Technology Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter

Tax-Exempt California Money Market Fund	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter

Treasury Portfolio	0.050%

The Fund recently entered into a new administrative services agreement with the Advisor (the -Administrative Services Agreement-), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund-s net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund-s tax returns; prepares and submits reports and meeting materials to the Board and the Fund-s shareholders; prepares and files updates to the Fund-s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund-s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund-s operating expense budgets; reviews and processes the Fund-s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined Market Neutral Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following is added to the disclosure under Management of the Fund:

The Board and the Fund-s shareholders recently approved a new subadvisor policy for the Funds (the -Subadviser Approval Policy-). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the -SEC-) granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor-s ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor-s ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor-s ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds- exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the -1940 Act-) in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The fundamental investment restriction regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Tax-Exempt California Money Market Fund only:

Effective on or about May 1, 2008, the Fund-s fundamental restrictions are replaced with the following:

The Fund may not:

(1)	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2)	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3)	Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(4)	Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund-s ownership of securities.

(5)	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or

(7)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund-s disclosure relating to its status as a diversified fund is replaced with the following:

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the Fund-s fundamental restriction regarding concentration is replaced with the following:

The Fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time, except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The relevant paragraph under Investment Restrictions is replaced with the following:

Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the following paragraph is added under Investment Policies and Techniques for DWS Money Market Prime Series:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Please Retain This Supplement for Future Reference

April 3, 2008

                                                                      Appendix A

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman Concentrated Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman High Return Equity Fund
           Class A, Class B, Class C, Class R and Institutional Class

                          DWS Dreman Mid Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                         DWS Dreman Small Cap Value Fund
               Class A, Class B, Class C, and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses dated March 1, 2008, as amended from time to time for DWS Large Cap Value Fund, DWS Dreman Concentrated
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund (each a "Fund," and collectively, the
"Funds"). The prospectuses may be obtained without charge by contacting DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606,
1-800-621-1148, or from the firm from which this Statement of Additional
Information was obtained and is also available along with other related materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each Fund are incorporated by reference and are hereby deemed to be part of this Statement of Additional
Information ("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the combined prospectuses for the Funds.

                                                                            Page
                                                                            ----

                                        i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund, except for DWS Dreman Concentrated Value Fund, which is classified as a non-diversified fund, has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)  borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)  issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)  engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)  purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)  purchase physical commodities or contracts relating to physical commodities; or

(7)  make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)  borrow money in an amount greater than 10% of its total assets except (i)
     for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                        1

(2)  enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v)
     that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)  purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or
     12(d)(1)(G) of the 1940 Act;

(8)  invest more than 15% of net assets in illiquid securities; and

(9)  lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain non-fundamental policies and restrictions. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least 60 days' notice prior to making a change to such Fund's 80%
investment policy (except DWS Dreman Concentrated Value Fund), as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                        2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's Sub-Advisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                        3

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                        4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and non-fundamental policies regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

High-Yield/High-Risk Bonds. DWS Dreman Concentrated Value Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk
(including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the
Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest

                                       10

payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may

                                       11

become subject to market competition from which they were previously protected.
Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price
(including interest), a Fund will direct

                                       12

the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of

                                       13

a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery

                                       14

of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to

                                       15

possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or

                                       16

the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                       17

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund

                                       18

sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

                                       19

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"),
Sub-Advisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each
Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a
Sub-Advisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

                                       20

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
Sub-Advisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's
Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a
Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund, which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses. Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund,

                                       21

the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more
Funds if elected to such positions. To the extent permissible by law, the
Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreements for DWS
Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund dated June 1,
2005 and August 1, 2005, respectively, were last renewed by the Directors on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA, and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a

                                       22

majority of the non-interested Directors most recently approved the Investment
Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement , the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets         DWS Large Cap Value Fund*
------------------------------   -------------------------
$0 - $1.5 billion                         0.425%
Over $1.5 billion - $2 billion            0.400%
Over $2 billion - $3 billion              0.375%
Over $3 billion - $4 billion              0.350%
Over $4 billion - $5 billion              0.325%
Over $5 billion                           0.300%

*    Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       23

Average Daily Net Assets           DWS Large Cap Value Fund
--------------------------------   ------------------------
$0 - $1.5 billion                           0.525%
Over $1.5 billion - $2 billion              0.500%
Over $2 billion - $3 billion                0.475%
Over $3 billion - $4 billion                0.450%
Over $4 billion - $5 billion                0.425%
Over $5 billion                             0.400%

                                     DWS Dreman High Return
                                   Equity Fund and DWS Dreman
Average Daily Net Assets              Small Cap Value Fund
--------------------------------   --------------------------
$0 - $250 million                            0.750%
Over $250 million - $1 billion               0.720%
Over $1 billion - $2.5 billion               0.700%
Over $2.5 billion - $5 billion               0.680%
Over $5 billion - $7.5 billion               0.650%
Over $7.5 billion - $10 billion              0.640%
Over $10 billion - $12.5 billion             0.630%
Over $12.5 billion                           0.620%

                                         DWS Dreman
Average Daily Net Assets           Concentrated Value Fund
--------------------------------   -----------------------
$0 - $250 million                           0.800%
Over $250 million - $1 billion              0.780%
Over $1 billion - $2.5 billion              0.760%
Over $2.5 billion                           0.740%

Average Daily Net Assets           DWS Dreman Mid Cap Value Fund
--------------------------------   -----------------------------
$0 - $250 million                              0.75%
Over $250 million - $1 billion                 0.72%
Over $1 billion - $2.5 billion                 0.70%
Over $2.5 billion to $4 billion                0.68%
Over $4 billion                                0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

                                       24

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                                Amount     Amount                  Amount     Amount
                                  Fiscal Year   Waived   Reimbursed  Fiscal Year   Waived   Reimbursed  Fiscal Year
Fund                                 2007        2007       2007        2006        2006       2006        2005
-------------------------------   -----------  --------  ----------  -----------  --------  ----------  -----------
DWS Large Cap Value Fund          $ 8,550,419        --   $18,494    $10,046,511        --   $21,433    $10,288,958
DWS Dreman Concentrated Value
   Fund*                          $   589,704  $194,662        --    $   407,579  $191,844   $58,596    $    65,191
DWS Dreman High Return Equity
   Fund                           $60,511,761        --   $94,008    $53,337,058        --   $88,724    $44,313,671
DWS Dreman Mid Cap Value Fund*    $   550,199  $172,609        --    $   190,836  $190,836   $73,136    $    12,493
DWS Dreman Small Cap Value Fund   $15,056,842        --   $21,701    $ 9,375,452        --   $14,916    $ 6,537,020

*    DWS Dreman Concentrated Value Fund commenced operations on June 1, 2005.
     DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Concentrated Value Fund so that the total operating expenses will not exceed 1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman High Return Equity Fund to the extent necessary to maintain the
Fund's total operating expenses at 1.12% for Class A shares, 1.96% for Class B shares and 1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
Dreman High Return Equity Fund to the extent necessary to maintain the Fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.35% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to

                                       25

maintain the Fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors

                                       26

of the Corporation. The Board of Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September
19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the sub-advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the sub-advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets   Fee Rate
------------------------   --------
First $1.5 billion         0.2025%
Next $500 million          0.1900%
Next $1 billion            0.1775%
Next $1 billion            0.1650%
Next $1 billion            0.1525%
Thereafter                 0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue Suite 230-4, Aspen, Colorado 81611, is the Sub-Advisor for DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor .
DVM was formed in April 1977 and is controlled by David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap Value Fund since January 18,
2002. DVM has served as Sub-Advisor for DWS Dreman Concentrated Value Fund and
DWS Dreman Mid Cap Value Fund since their inception. DVM has served as subadvisor for DWS Dreman High Return Equity Fund since its inception.

The Advisor currently pays DVM for its services sub-advisory fees, payable monthly, as a percentage of average daily net assets as shown below:

                                        DWS Dreman
Average Daily Net Assets         Concentrated Value Fund
------------------------------   -----------------------
$0 - $250 million                         0.400%
Over $250 million - $1 billion            0.390%
Over $1 billion - $2.5 billion            0.380%
Over $2.5 billion                         0.370%

                                DWS Dreman
Average Daily Net Assets   Mid Cap Value Fund
------------------------   ------------------
$0 - $500 million                 0.375%

                                       27

                                DWS Dreman
Average Daily Net Assets   Mid Cap Value Fund
------------------------   ------------------
Over $500 million                 0.340%

                                DWS Dreman
Average Daily Net Assets   Small Cap Value Fund
------------------------   --------------------
$0 - $500 million                 0.375%
Over $500 million                 0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a sub-advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets           Annual Rate
--------------------------------   -----------
$0 - $250 million                     0.240%
Over $250 million - $1 billion        0.230%
Over $1 billion - $2.5 billion        0.224%
Over $2.5 billion - $5 billion        0.218%
Over $5 billion - $7.5 billion        0.208%
Over $7.5 billion - $10 billion       0.205%
Over $10 billion - $12.5 billion      0.202%
Over $12.5 billion                    0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                      Fiscal 2007   Fiscal 2006   Fiscal 2005
-----------------------   -----------   -----------   -----------
DWS Dreman Concentrated
   Value Fund*             $265,674      $181,538       $19,892

                                       28

Fund                                 Fiscal 2007   Fiscal 2006   Fiscal 2005
----------------------------------   -----------   -----------   -----------
DWS Dreman High Return Equity Fund   $18,386,793   $16,484,701   $13,700,258
DWS Dreman Mid Cap Value Fund*       $   242,306   $    66,599   $     5,036
DWS Dreman Small Cap Value Fund      $ 6,685,225   $ 4,179,274   $ 3,077,159

*    DWS Dreman Concentrated Value Fund commenced operations on June 1, 2005.
     DWS Dreman Mid Cap Value Fund commenced operations on August 1, 2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary. o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account.
Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

..    The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
     Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

                                       29

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Funds have been advised that the Sub-Advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-Advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-Advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-Advisor's profit sharing plan, a defined contribution plan that allows the Sub-Advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-Advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-Advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-Advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

..    Ability to work well with other members of the investment professional team and mentor junior members.

..    Contributions to the organizational overall success with new product strategies.

                                       30

..    Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance. Fund Ownership of Portfolio
     Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                           Dollar Range of
Name of Portfolio Manager   DWS Large Cap Value Fund   All DWS Fund Shares Owned
-------------------------   ------------------------   -------------------------
Thomas Schuessler                   $0                    $50,001-$100,000

                                 DWS Dreman
                            Concentrated Value    DWS Dreman High     DWS Dreman Mid Cap   DWS Dreman Small
Name of Portfolio Manager           Fund         Return Equity Fund       Value Fund        Cap Value Fund
-------------------------   ------------------   ------------------   ------------------   ------------------
David N. Dreman                      $0            Over $1,000,000           $0                   $0
F. James Hutchinson                  $0                 $0                   $0                  N/A
E. Clifton Hoover                    $0                 $0                  N/A                   $0
Mark Roach                          N/A                N/A                   $0                   $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                            Number of    Total Assets of    Number of Investment
                            Registered      Registered        Company Accounts       Total Assets of
                            Investment      Investment              with            Performance-Based
Name of Portfolio Manager    Companies       Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ----------------------   -----------------
Thomas Schuessler               1         $273,547,517              0                      0

                                       31

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                              Number of Pooled
                             Number of                       Investment Vehicle
                              Pooled      Total Assets of      Accounts with       Total Assets of
                            Investment   Pooled Investment    Performance-Based   Performance-Based
Name of Portfolio Manager    Vehicles         Vehicles              Fee             Fee Accounts
-------------------------   ----------   -----------------   ------------------   -----------------
Thomas Schuessler                0               0                  0                     0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                      Number of Other
                                                                      Accounts with        Total Assets of
                               Number of     Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager   Other Accounts          Accounts               Fee           Based Fee Accounts
-------------------------   --------------   ---------------------   -----------------   ------------------
Thomas Schuessler                 2              $6,500,000,000           1                $1,200,000,000

DWS Dreman Concentrated Value Fund

Other SEC Registered Investment Companies Managed:

                            Number of    Total Assets of    Number of Investment
                            Registered     Registered         Company Accounts     Total Assets of
                            Investment     Investment              with            Performance-Based
Name of Portfolio Manager    Companies     Companies       Performance-Based Fee     Fee Accounts
-------------------------   ---------    ---------------   ---------------------   -----------------
David N. Dreman                 21       $15,900,000,000            0                     $0
F. James Hutchinson             15       $14,500,000,000            0                     $0
E. Clifton Hoover                8       $11,800,000,000            0                     $0

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                             Number of   Total Assets of   Number of Investment
                            Registered     Registered         Company Accounts      Total Assets of
                            Investment     Investment              with            Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ---------------------   -----------------
David N. Dreman                 21       $7,600,000,000             0                    $0
F. James Hutchinson             15       $6,300,000,000             0                    $0
E. Clifton Hoover                8       $3,500,000,000             0                    $0

                                       32

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                             Number of   Total Assets of    Number of Investment
                            Registered     Registered       Company Accounts        Total Assets of
                            Investment     Investment             with             Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ---------------------   -----------------
David N. Dreman                 21       $15,900,000,000              0                    $0
F. James Hutchinson              8       $11,800,000,000              0                    $0
Mark Roach                      12       $ 3,300,000,000              0                    $0

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                            Number of    Total Assets of   Number of Investment
                            Registered     Registered        Company Accounts       Total Assets of
                            Investment     Investment              with            Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ---------------------     ------------
David N. Dreman                 21       $13,900,000,000              0                    $0
E. Clifton Hoover               15       $12,500,000,000              0                    $0
Mark Roach                      12       $ 1,300,000,000              0                    $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                              Number of Pooled
                             Number of                        Investment Vehicle
                              Pooled      Total Assets of      Accounts with        Total Assets of
                            Investment   Pooled Investment    Performance-Based    Performance-Based
Name of Portfolio Manager    Vehicles         Vehicles              Fee              Fee Accounts
-------------------------   ----------   -----------------   -------------------   -----------------
David N. Dreman                  9         $409,000,000              4                $57,900,000
F. James Hutchinson              0         $          0              0                $         0
E. Clifton Hoover                0         $          0              0                $         0
Mark Roach                       0         $          0              0                $         0

                                       33

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Accounts Managed:

                                                                      Number of Other
                                                                       Accounts with     Total Assets of
                               Number of     Total Assets of Other   Performance-Based   Performance-Based
Name of Portfolio Manager   Other Accounts          Accounts                Fee            Fee Accounts
-------------------------   --------------   ---------------------   -----------------   -----------------
David N. Dreman                  205             $2,700,000,000              0                  $0
F. James Hutchinson                0             $            0              0                  $0
E. Clifton Hoover                186             $2,600,000,000              0                  $0
Mark Roach                        19             $  109,000,000              0                  $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Sub-Advisor
manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients'
accounts in an equitable manner. The Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the
Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the
Fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

..    Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased

                                       34

     or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

..    To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

..    In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

..    The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The
     Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-Advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and the Sub-Advisors' Codes of Ethics
contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisors, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                       35

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange
Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS
Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by
DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and
Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding

                                       36

disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets;

                                       37

reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services
Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Distributor

Pursuant to separate Underwriting and Distribution Services Agreements (each a
"Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South
Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of each Fund, as applicable, and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for each Fund, dated April 5, 2002, was last approved by the Directors on
September 19, 2007 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution
Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each
Fund or by DWS-SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.
The provisions concerning continuation, amendment and termination of a
Distribution Agreement are on a series by series and class-by-class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares,"
DWS-SDI retains any sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares.
DWS-SDI receives no compensation from the Funds as principal underwriter for
Class A and Institutional shares, except as described below. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and
Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of
Class A, Class B, Class C and Class R shareholders, as applicable, under a
Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The
Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, B,
C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a
"majority of the outstanding voting securities," as defined under the 1940 Act, of the Class A, B, C or R shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of
Directors in the manner described above with respect to the continuation of the
Services Agreement.

                                       38

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan section, DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Distribution Plan") that provides for fees payable as an expense of the Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to a plan adopted under Rule
12b-1, shareholder and administrative services are provided to the applicable
Fund on behalf of its Class A, B, C and R shareholders under each Fund's
Services Agreement with DWS-SDI (each a "Rule 12b-1 Service Plan"). Because
12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution Plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B, Class C and Class
R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the
Fund. Similarly, the Services Agreement is approved and reviewed separately for
Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Funds to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Funds will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the
Funds to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Funds. In connection with Class B shares, for example, if shares of the Funds were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Funds' shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year
6 prior to conversion of the investment to Class A shares). As a result, if
DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

                                       39

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement,
DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the
Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI generally advances to firms the first year distribution fee at a rate of 0.75%
of the purchase price of Class C shares. However, DWS-SDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from
DWS Dreman High Return Equity Fund under its Rule 12b-1 Distribution Plan, payable monthly, at an annual rate of 0.25% of average daily net assets attributable to Class R sales.

Class A, Class B, Class C and Class R Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Service
Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares, as applicable.

With respect to Class A and R Shares of a Fund, as applicable, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class
A and Class R Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI generally advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. However, DWS-SDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP,
Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm.
Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each
Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                       40

                                             12b-1 Compensation to Underwriter for the
                                            Twelve-Month Period Ended September 30, 2007
                                            --------------------------------------------
                                                12b-1          12b-1           12b-1
                                            Distribution    Shareholder    Compensation
                                                Fees       Services Fees   Paid to Firms
                                            ------------   -------------   -------------
DWS Dreman  Concentrated  Value
Fund                              Class A    $        0      $   117,720    $   117,286
                                  Class B    $   20,544      $     4,489    $    22,473
                                  Class C    $  112,152      $    35,684    $   206,117

DWS Dreman High  Return  Equity
Fund                              Class A    $        0      $14,272,283    $         0
                                  Class B    $5,206,993      $ 1,703,267    $ 2,753,378
                                  Class C    $8,404,378      $ 2,699,182    $12,775,521
                                  Class R    $   81,573      $    52,392    $   155,104

DWS Dreman Mid Cap Value Fund     Class A    $        0      $    76,485    $    76,584
                                  Class B    $   22,166      $     6,977    $    48,317
                                  Class C    $   97,896      $    29,396    $   211,751

DWS Dreman Small Cap Value Fund   Class A    $    1,195      $ 3,061,584    $       853
                                  Class B    $  827,145      $   269,175    $   473,399
                                  Class C    $2,081,577      $   658,996    $ 3,050,156

DWS Large Cap Value Fund          Class A    $      344      $   826,428    $   784,857
                                  Class B    $  258,666      $    84,681    $   109,498
                                  Class C    $  254,988      $    82,334    $   350,639

                                                        Other Expenses Paid by Underwriter for the
                                                       Twelve-Month Period Ended September 30, 2007
                                            -----------------------------------------------------------------
                                            Advertising,
                                               Sales,
                                            Literature
                                                and                     Marketing
                                            Promotional    Prospectus   and Sales    Postage and    Imputed
                                             Materials      Printing     Expenses     Mailing       Interest
                                            ----------------------------------------------------------------
DWS Dreman Concentrated Value
Fund                              Class A    $  133,878     $  11,063   $   29,875    $  8,684     $        0
                                  Class B    $    2,719     $     231   $      581    $    178     $    2,876
                                  Class C    $   24,908     $   2,104   $    5,371    $  1,494     $        0

DWS Dreman High Return Equity
Fund                              Class A    $5,586,855     $ 477,513   $1,244,588    $386,758     $        0
                                  Class B    $  231,500     $  19,548   $   50,509    $ 15,142     $4,193,940
                                  Class C    $1,073,246     $  91,025   $  234,135    $ 70,492     $        0
                                  Class R    $   99,689     $   8,572   $   22,274    $  7,252     $        0

DWS Dreman Mid Cap Value Fund     Class A    $  131,482     $  11,725   $   27,692    $  9,629     $        0
                                  Class B    $    5,662     $     493   $    1,219    $    435     $    3,890
                                  Class C    $   56,798     $   5,081   $   12,223    $  4,283     $        0

DWS Dreman Small Cap Value Fund   Class A    $3,721,713     $ 314,965   $  796,192    $249,304     $         0
                                  Class B    $   63,123     $   5,048   $   13,969    $  3,632     $  728,439
                                  Class C    $  614,034     $  49,530   $  134,436    $ 33,882     $        0

DWS Large Cap Value Fund          Class A    $  253,462     $21,604     $   55,334    $ 16,811     $        0
                                  Class B    $    5,731     $     451   $    1,243    $    394     $  177,900
                                  Class C    $   19,493     $   1,681   $    4,172    $  1,306     $        0

                                       41

The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by
DWS-SDI.

                                                                                                       Aggregate
                                                 Aggregate      Aggregate     Aggregate Commissions   Commissions
                                                   Sales       Commissions     Paid to Affiliated     Retained by
Fund                              Fiscal Year   Commissions   Paid to Firms          Firms              DWS-SDI
-------------------------------   -----------   -----------   -------------   ---------------------   -----------
DWS Large Cap Value Fund
                                     2007        $   63,000      $ 40,000             $12,000          $ 11,000
                                     2006        $   72,000      $ 53,000             $ 7,000          $ 12,000
                                     2005        $  121,000      $ 77,000             $16,000          $ 28,000
DWS Concentrated Value Fund
                                     2007        $   26,000      $  9,000             $     0          $ 17,000
                                     2006        $   36,000      $ 14,000             $     0          $ 22,000
                                     2005        $   31,000      $  8,000             $ 1,000          $ 22,000
DWS Dreman High Return Equity
Fund
                                     2007        $1,178,000      $682,000             $40,000          $456,000
                                     2006        $1,498,000      $781,000             $30,000          $687,000
                                     2005        $1,613,000      $813,000             $65,000          $735,000
DWS Dreman Mid Cap Value Fund
                                     2007        $   68,000      $ 21,000             $ 2,000          $ 45,000
                                     2006        $   41,000      $ 10,000             $ 1,000          $ 30,000
                                     2005        $    7,000      $  1,000             $     0          $  6,000
DWS Dreman Small Cap Value Fund
                                     2007        $   68,000      $ 21,000             $ 2,000          $ 45,000
                                     2006        $  387,000      $173,000             $ 7,000          $207,000
                                     2005        $  288,000      $146,000             $ 9,000          $133,000

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from both DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap
Value Fund: 0.025% of the first $150 million of average daily net assets,
0.0075% on the next $850 million, and 0.0045% over $1 billion plus holding and transaction charges for this service. The amount s charged to the Funds for the fiscal years ended November 30, 2007 and November 30, 2006 was:

                                       42

                                             Amount Charged
                                             --------------
Fund                                2007          2006        Amount Waived
-------------------------------   --------   --------------   -------------
DWS Dreman Concentrated Value
   Fund                           $ 81,598      $ 99,826         $     0
DWS Dreman Mid Cap Value Fund     $105,295      $134,211         $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

SSB, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

                                       43

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy

                                       44

regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory

                                       45

reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,858 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned
                                                        as of November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------   --------------------------
Bank of New York Mellon Corp.                                  $33,296
Prudential Financial Inc.                                      $29,117
JP Morgan Chas & Co.                                           $23,722

DWS Dreman Concentrated Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $48,846in commissions. For the fiscal year ended November 30,
2006, the Fund paid $21,210 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $8,024 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                       Value of Securities Owned
                                                        as of November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------   --------------------------
Washington Mutual Inc.                                         $2,428
Bank of America Corp.                                          $3,395
Wachovia Corp.                                                 $2,989

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,445 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. For the fiscal year ended
November 30, 2005, the Fund paid $1,336,370 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned
                                                       as of November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------   --------------------------
Washington Mutual Inc.                                         $257,704

                                       46

                                                       Value of Securities Owned
                                                        as of November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------   --------------------------
PNC Financial Services Group                                   $231,187
Bank of America Corp.                                          $331,977
JP Morgan Chase & Co.                                          $ 24,113
US Bancorp                                                     $138,778
Wachovia Corp.                                                 $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950.41 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $23,086 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                       Value of Securities Owned
                                                        as of November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)          (in thousands)
---------------------------------------------------   --------------------------
Comerica, Inc.                                                 $1,250
Marshall & Ilsley Corp.                                        $  876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned
                                                        as of November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)         (in thousands)
---------------------------------------------------   --------------------------
Waddell & Reed Financial, Inc.                                 $10,063
Stancorp Financial Group, Inc.                                 $13,903
Apollo Investment Corp.                                        $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                     November 30, 2007   November 30, 2006
                                     -----------------   -----------------
DWS Large Cap Value Fund                     86%                 76%
DWS Dreman Concentrated Value Fund           58%                 38%
DWS Dreman High Return Equity Fund           27%                 32%

                                       47

                                  November 30, 2007   November 30, 2006
                                  -----------------   -----------------
DWS Dreman Mid Cap Value Fund            82%                   34%
DWS Dreman Small Cap Value Fund          60%                   48%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund
(including applicable sales charge) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized

                                       48

designees and accepted by a Fund. Further, if purchases or redemptions of a
Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:

..    The Fund's 3-year performance;

..    The Fund's Morningstar rating;

..    Market size for the fund category;

..    The Fund's size, including sales and redemptions of the Fund's shares;

..    The length of time the Fund's Portfolio Managers have managed the Fund; and

..    The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core,
Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for
Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

                                       49

confirmations. During periods when it is difficult to contact the Shareholder
Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds'
prospectuses.

                                       50

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS-SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS
Dreman High Return Equity Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by
DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

             Compensation Schedule #1:                             Compensation Schedule #2:
      Retail Sales and DWS Scudder Flex Plan(1)                 DWS Scudder Retirement Plans(2)
-------------------------------------------------------   -----------------------------------------
        Amount of                As a Percentage of Net      Amount of        As a Percentage of Net
       Shares Sold                    Asset Value           Shares Sold           Asset Value
------------------------------   ----------------------   ----------------    ----------------------
$1 million to $3 million                  1.00%           Over $3 million         0.00%-0.50%
Over $3 million to $50 million            0.50%                        --                 --
Over $50 million                          0.25%                        --                 --

     Compensation Schedule #3:
     DWS Scudder Choice Plan(3)
-----------------------------------
   Amount of     As a Percentage of
  Shares Sold     Net Asset Value
--------------   ------------------
All Amounts            1.00%

(1)  For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares -- Combined
     Purchases," including purchases pursuant to the "Combined Purchases,"
     "Letter of Intent" and "Cumulative Discount" features referred to below.

(2)  Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

                                       51

(3)  DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased.
DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of
0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

                                       52

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities

                                       53

Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                       54

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                           Sales Charge
                                    ------------------------------------------------------------
                                                                              Allowed to Dealers
                                    As a Percentage of   As a Percentage of   as a Percentage of
Amount of Purchase                    Offering Price*     Net Asset Value**      Offering Price
---------------------------------   ------------------   ------------------   ------------------
Less than $50,000                           5.75%                 6.10%              5.20%
$50,000 but less than $100,000              4.50                  4.71               4.00
$100,000 but less than $250,000             3.50                  3.63               3.00
$250,000 but less than $500,000             2.60                  2.67               2.25
$500,000 but less than $1 million           2.00                  2.04               1.75
$1 million and over                          .00***                .00***            ****

*    The Offering Price includes the sales charge.

**   Rounded to the nearest one-hundredth percent.

***  Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

**** Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

                                       55

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales charge made by any purchaser within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)  a current or former director or trustee of Deutsche or DWS mutual funds;

(b)  an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a Sub-Advisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)  certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)  any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)  persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)  selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

                                       56

(g)  unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
     Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)  through certain investment advisors registered under the Investment
     Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by
     DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the
     Fund;

(i)  employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October 1,
     2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)  investors investing $1 million or more, either as a lump sum or through the
     "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above (collectively, the "Large Order NAV Purchase Privilege").
     The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)  defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)  the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)  a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the
     OmniPlus subaccount record keeping system made available through ADP, Inc.
     under an alliance with DWS-SDI and its affiliates into a DWS Scudder IRA;

(n)  reinvestment of fund dividends and distributions;

(o)  exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in

                                       57

accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds'
Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Funds' Prospectuses.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and
"DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.   Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to
     DWS Scudder Flex Plans that were established on the System after October 1,
     2003. Orders to purchase Class B shares for a DWS Scudder Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the
     $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.   Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.   Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the
     $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

                                       58

Purchase of Institutional Class and Class R Shares. Class R shares are only available for DWS Dreman High Return Equity Fund. Information on how to buy
Institutional Class and Class R shares is set forth in the section entitled
"Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. The minimum initial investment for Institutional Class
Shares is $1,000,000. The minimum initial investment for Institutional Class shares may be waived in certain circumstances. These minimum amounts may be changed at any time in management's discretion.

Investors may invest in Class R shares through certain retirement and other plans. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25%
distribution fee and 0.25% shareholder service fee). Employer-sponsored retirement plans include: all Section 401(a) and 457 plans, certain Section
403(b)(7) plans; 401 (k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

You may buy Class R shares if you are a participant in any of the following types of employer sponsored plans that offer R shares of the fund:

..    All section 401(a) and 457 plans

..    Certain section 403(b)(7) plans

..    401(k), profit sharing, money purchase pension and defined benefit plans

..    Non-qualified deferred compensation plans

DWS Dreman High Return Equity Fund's transfer agent monitors transactions in
Class R shares to help to ensure that investors purchasing Class R shares meet the above eligibility requirements. If the transfer agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by the fund or as part of its ongoing monitoring, the transfer agent may take corrective action up to and including canceling the purchase order or redeeming the account.

Investors who establish shareholder accounts directly with a Fund's transfer agent should submit purchase and redemption orders as described in the prospectuses. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares, as applicable, for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf.
Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Funds'
transfer agent.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the

                                       59

shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request.
The Funds may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B,
C or R shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor. There is no minimum subsequent investment required for Institutional
Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a Sub-Advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

                                       60

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from their account for any designated amount of $50 or more. Shareholders may

                                       61

designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)  redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)  redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)  redemption of shares of a shareholder (including a registered joint owner)
     who has died or is disabled (under certain circumstances);

(d)  redemption of shares of a shareholder (including a registered joint owner)
     who after purchase of the shares being redeemed becomes totally disabled
     (as evidenced by a determination by the federal Social Security
     Administration);

(e)  redemptions under the Fund's Automatic Withdrawal Plan at a maximum of 12%
     per year of the net asset value of the account;

                                       62

(f)  redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)  for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section
     72(t)(2)(A)(iv) prior to age 59 1/2;

(i)  for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(j)  in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with DWS-SDI and its affiliates: (1) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC and the conversion privilege), (2) in connection with retirement distributions
     (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code, (4) representing returns of excess contributions to such plans and (5) in connection with direct
     "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the
     Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)  redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l)  redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund
(other than Class A shares of the money funds purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund. A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase
Privilege (see "Purchase, Repurchase and Redemption of Shares - Initial Sales
Charge Alternative - Class A Shares") or Class B shares or Class C shares incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B or Class C shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund.
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the sharing being purchased. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In

                                       63

addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund, DWS

                                       64

Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                       65

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects

                                       66

to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

                                       67

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty)
on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a
Fund to non-US persons. Effective for taxable years of a Fund before January 1,
2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using

                                       68

matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

                                       69

Independent Board Members

Name, Year of Birth,
Position(s) Held with the                                                                         Number of Funds
Corporation and Length of       Principal Occupation(s) During Past 5 Years and Other             in DWS Fund
Time Served(1)                  Directorships Held                                                Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)          Consultant, World Bank/Inter-American Development Bank;                  59
Chairperson since 2007, and     formerly, Project Leader, International Institute for Applied
Board Member, 2002-present      Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                                Group, Inc. (environmental insurance) (1986-1998)

John W. Ballantine (1946)       Retired; formerly, Executive Vice President and Chief Risk               59
Board Member, 1999-present      Management Officer, First Chicago NBD Corporation/The First
                                National Bank of Chicago (1996-1998); Executive Vice President
                                and Head of International Banking (1995-1996). Directorships:
                                Healthways Inc. (provider of disease and care management
                                services); Portland General Electric (utility company);
                                Stockwell Capital Investments PLC (private equity). Former
                                Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                                Bank

Donald L. Dunaway (1937)        Retired; formerly, Executive Vice President, A. O. Smith                 59
Board Member, 1980-present      Corporation (diversified manufacturer) (1963-1994)

James R. Edgar (1946)           Distinguished Fellow, University of Illinois, Institute of               59
Board Member, 1999-present      Government and Public Affairs (1999-present); formerly,
                                Governor, State of Illinois (1991-1999). Directorships: John
                                B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                                Youbet.com (online wagering platform); Alberto-Culver Company
                                (manufactures, distributes and markets health and beauty care products)

Robert B. Hoffman (1936)        Retired; formerly, Chairman, Harnischfeger Industries, Inc.              59
Board Member, 1981-present      (machinery for the mining and paper industries) (1999-2001);
                                prior thereto, Vice Chairman and Chief Financial Officer,
                                Monsanto Company (agricultural, pharmaceutical and
                                nutritional/food products) (1994-1999). Directorship: RCP
                                Advisors, LLC (a private equity investment advisory firm)

William McClayton (1944)        Chief Administrative Officer, Diamond Management & Technology            59
Board Member, 2004-present      Consultants, Inc. (global management consulting firm)
                                (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                                (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                                of Metropolitan Chicago. Formerly Trustee, Ravinia Festival

Shirley D. Peterson (1941)      Retired; formerly, President, Hood College (1995-2000); prior            59
Board Member, 1995-present      thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                                Internal Revenue Service; Assistant Attorney General (Tax), US
                                Department of Justice. Directorships:  Federal Mogul Corp.
                                (supplier of automotive components and subsystems); AK Steel
                                (steel production); Goodyear Tire & Rubber Co.
                                (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                                manufacturer and marketer of footwear) (April 2005-present);
                                Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                                Steel Corp.

                                       70

Name, Year of Birth,
Position(s) Held with the                                                                         Number of Funds
Corporation and Length of       Principal Occupation(s) During Past 5 Years and                   in DWS Fund
Time Served(1)                  Other Directorships Held                                          Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth & Associates, Inc. (consulting             62
Board Member, 2004-present      firm) (1983 to present). Formerly, Trustee of New York Board
                                DWS Funds.

Officers(2)

Name, Date of Birth,
Position(s) Held with the
Corporation and Length of       Principal Occupation(s) During Past 5 Years and Other
Time Served(1)                  Directorships Held
-------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)      Managing Director (3), Deutsche Asset Management (2006-present); President of DWS
President, 2006-present         family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                                formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                                Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                                Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(5) (1962)         Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present

Paul H. Schubert(4) (1963)      Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,        Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                    Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
Treasurer, 2005-present         Asset Management (1994-1998)

Patricia DeFilippis(4) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,            New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                    Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(4) (1962)      Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,            Counsel, Morrison and Foerster LLP (1999-2005)
2005-present

Caroline Pearson(5) (1962)      Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present

Paul Antosca(5) (1957)          Director(3), Deutsche Asset Management (since 2006); formerly, Vice President, The
Assistant Treasurer,            Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
2007-present

Jack Clark (5) (1967)           Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,            State Street Corporation (2002-2007)
2008-present

Kathleen Sullivan D'Eramo(5)    Director(3),Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present

Diane Kenneally(5) (1966)       Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present

                                       71

Name, Date of Birth,
Position(s) Held with the
Corporation and Length of       Principal Occupation(s) During Past 5 Years and Other
Time Served(1)                  Directorships Held
-------------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering           Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,             Operations Manager for AXA Financial (1999-2004)
2007-present

Robert Kloby(4) (1962)          Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,       Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
2006-present                    Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                                (1984-1988)

(1)  Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)  Executive title, not a board directorship.

(4)  Address: 345 Park Avenue, New York, New York 10154.

(5)  Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:    Vice President
Caroline Pearson:    Secretary
Philip J. Collora:   Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

                                       72

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and
William McClayton (alternate). The Valuation Committee held one (1) meeting for
DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High
Return Equity Fund and two (2) meetings for DWS Dreman Mid Cap Value Fund and
DWS Dreman Small Cap Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                       73

                                                                                                   Pension or       Total
                                       Compensation  Compensation                  Compensation    Retirement    Compensation
                        Compensation       from          from      Compensation        from         Benefits    Paid to Board
                            from        DWS Dreman    DWS Dreman       from         DWS Dreman      Accrued      Member from
Name of                 DWS Large Cap  Concentrated   High Return  DWS Dreman Mid   Small Cap      as Part of      DWS Fund
Board Member              Value Fund    Value Fund   Equity Fund   Cap Value Fund   Value Fund   Fund Expenses  Complex(2)(3)(4)
----------------------  -------------  ------------  ------------  --------------  ------------  -------------  ----------------
John W. Ballantine          $6,390        $2,050        $11,050        $1,980         $6,630           $0          $215,000
Donald L. Dunaway           $6,020        $1,930        $10,450        $1,850         $6,240           $0          $202,500
James R. Edgar(1)           $5,655        $1,825        $10,185        $1,756         $5,865           $0          $190,000
Paul K. Freeman             $7,870        $2,540        $13,647        $2,448         $8,190           $0          $265,000
Robert B. Hoffman           $5,490        $1,760        $ 9,560        $1,700         $5,700           $0          $185,000
William McClayton           $6,090        $1,960        $10,530        $1,890         $6,310           $0          $205,000
Shirley D. Peterson(5)      $5,560        $1,790        $ 9,645        $1,720         $5,780           $0          $187,500
Robert H. Wadsworth         $6,090        $1,960        $10,530        $1,890         $6,310           $0          $245,250

(1)  Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
     Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
     payable from the Funds to Governor Edgar are $148,538.

(2)  For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year 2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)  Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)  Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D& O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D& O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D& O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D& O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       74

                                          Dollar Range      Dollar Range                                         Aggregate Dollar
                       Dollar Range of    of Securities     of Securities    Dollar Range     Dollar Range of  Range of Securities
                          Securities      Owned in DWS      Owned in DWS     of Securities   Securities Owned   Owned in All Funds
                         Owned in DWS     Concentrated       Dreman High     Owned in DWS      in DWS Dreman     in the DWS Fund
                       Large Cap Value        Value         Return Equity    Dreman Mid Cap   Small Cap Value  Complex Overseen by
Name of Board Member         Fund             Fund              Fund          Value Fund           Fund            Board Member
--------------------  ----------------  ----------------  ----------------  ---------------  ----------------  --------------------
John W. Ballantine    $10,001-$50,000   None              Over $100,000     None             None                 Over $100,000
Donald L. Dunaway*    Over $100,000     $10,001-$50,000   $50,001-$100,000  $10,001-$50,000  Over $100,000        Over $100,000
James R. Edgar*       None              None              Over $100,000     None             Over $100,000        Over $100,000
Paul K. Freeman       None              None                                None             $1-$10,000           Over $100,000
                                        $50,001-$100,000
Robert B. Hoffman     None              None              None              None             None                 Over $100,000
William McClayton     None              None              None              None             None                $10,001-$50,000
Shirley D. Peterson   $50,001-$100,000  None              None              None             $50,001-$100,000     Over $100,000
Robert H. Wadsworth   None              None              None              None             None                 Over $100,000

*    The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                        Value of       Percent of
                         Owner and                                    Securities on   Class on an
Independent           Relationship to                                 an Aggregate     Aggregate
Board Member            Board Member    Company      Title of Class       Basis          Basis
-------------------   ---------------   -------      --------------   -------------   -----------
John W. Ballantine                        None
Donald L. Dunaway                         None
James R. Edgar                            None
Paul K. Freeman                           None
Robert B. Hoffman                         None
William McClayton                         None
Shirley D. Peterson                       None
Robert H. Wadsworth                       None

                                       75

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership      Shares            % of Total Shares
--------------------------------------   ------------   -----------------------------
JENNIFER FERRARI TTEE                    2,923,423.67         20.64% of class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ 07068-1739

MORGAN STANLEY & CO.                     1,132,177.16         7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

MORGAN STANLEY & CO.                        74,953.94         5.46% of class B
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ 07311

CITIGROUP GLOBAL MARKETS INC                71,053.97         5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF             214,549.58         14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL 32246-6484

STATE STREET BANK & TRUST CO             1,363,301.84   45.43% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO             1,065,235.14   35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO               323,786.28   10.79% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO               211,617.71   7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105

                                       76

DWS Dreman Concentrated Value Fund

Name and Address of Investor Ownership     Shares           % of Total Shares
--------------------------------------   ----------   -----------------------------
MLPF&S FOR THE SOLE BENEFIT OF            80,895.91       6.69% of class C
ITS CUSTOMERS
ATTN FUND ADM 9LPR8
JACKSONVILLE FL 32246-6484

STATE STREET BANK & TRUST CO             127,594.15   33.52% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO              99,203.18   26.06% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105

MLPF&S FOR THE SOLE BENEFIT OF            28,047.10   7.37% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM 9LCW6
JACKSONVILLE FL 32246-6484

STATE STREET BANK & TRUST CO              26,033.26   6.84% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA 02171-2105

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership     Shares           % of Total Shares
--------------------------------------   ----------   -----------------------------
MLPF&S FOR THE SOLE BENEFIT OF           132,944.12         8.05% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL 32246-6484

STATE STREET BANK & TRUST CO             289,023.07   37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO             193,480.66   24.82% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105

GREENLEAF TRUST-MAIN OFFICE 1            115,361.18   14.80% of Institutional class
KALAMAZOO MI 49007-4713

STATE STREET BANK & TRUST CO              63,883.31   8.20% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105

                                       77

Name and Address of Investor Ownership     Shares           % of Total Shares
--------------------------------------   ------------   -----------------------------
STATE STREET BANK & TRUST CO                63,122.15   8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA 02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT           261,647.61         19.85% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ 07102-4056

CHARLES SCHWAB & CO INC                    139,969.27         10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA 94104-4151

ELIZABETH S DICK                            95,299.78         7.23% of class S
C/O E DICK SMITH
BOSTON MA 02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership      Shares            % of Total Shares
--------------------------------------      ------            -----------------
MLPF&S FOR THE SOLE BENEFIT OF           3,080,619.38         8.15% of class A
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS INC               241,031.47         9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF           1,717,794.85         24.51% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS INC               498,537.58         7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF             985,164.01   27.18% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL 32246-6484

NAT'L FINANCIAL SERVICES CORP FOR          633,778.22   17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY 10281-1003

                                       78

Name and Address of Investor Ownership      Shares      % of Total Shares
--------------------------------------   ------------   -----------------
CHARLES SCHWAB & CO INC                  1,163,733.60   19.00% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA 94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT           865,503.10   14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ 07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and was a director at the time DIMA entered into the Fund Indemnification Agreement (the
"Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High
Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap Value Fund
are each a series of DWS Value Series, Inc. the "Corporation"). The Corporation
was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
675,000,000 designated for a class of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their

                                       79

names to DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS
Dreman High Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund, respectively. Currently, Class A, Class B, Class C, Class R, Class S
and Institutional Class shares are offered by DWS Dreman High Return Equity
Fund. Class A, Class B, Class C, Institutional Class and Class S shares are offered by DWS Large Cap Value Fund, DWS Dreman Mid Cap Value Fund and DWS
Dreman Small Cap Value Fund. Currently, Class A, Class B, Class C and
Institutional Class shares are offered by DWS Dreman Concentrated Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the
Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a
Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and

                                       80

Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

..    Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

..    Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

..    Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

..    Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

..    Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

                                       81

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund,
together with the Reports of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November 30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of
Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Large Cap Value Fund discussed in this
Statement of Additional Information are:

Class A: 23338F 101

Class B: 23338F 200

Class C: 23338F 309

Institutional Class: 23338F 705

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Concentrated Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 689

Class B: 23338F 671

Class C: 23338F 663

Institutional Class: 23338F 655

DWS Dreman Concentrated Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information are:

Class A: 23338F 804

Class B: 23338F 887

Class C: 23338F 879

Institutional Class: 23338F 838

                                       82

Class R: 23338F 861

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Mid Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 747

Class B: 23338F 739

Class C: 23338F 721

Institutional Class: 23338F 697

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 820

Class B: 23338F 812

Class C: 23338F 796

Institutional Class: 23338F 754

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       83

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

                                       84

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       85

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       86

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       87

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       88

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                                     Class S

                          DWS Dreman Mid Cap Value Fund
                                     Class S

                         DWS Dreman Small Cap Value Fund
                                     Class S

                       DWS Dreman High Return Equity Fund
                                     Class S

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable combined prospectus dated March 1,
2008, as amended from time to time, for DWS Large Cap Value Fund, DWS Dreman
High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund (each a "Fund," and collectively, the "Funds"),. The prospectus may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222
South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this Statement of Additional Information was obtained and is also available along with other related materials on the Securities and Exchange
Commission's Internet Web site (http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information
("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable combined prospectus for the Funds.

                                                                            Page
                                                                            ----

                                        i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)  borrow money, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)  issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)  concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)  engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)  purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)  purchase physical commodities or contracts relating to physical commodities; or

(7)  make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of nonfundamental policy, each Fund currently does not intend to:

(1)  borrow money in an amount greater than 10% of its total assets except (i)
     for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                       1

(2)  enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v)
     that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)  purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)  enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6)  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or
     12(d)(1)(G) of the 1940 Act;

(8)  invest more than 15% of net assets in illiquid securities; and

(9)  lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain nonfundamental policies and restrictions. Nonfundamental policies may be changed by the
Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least
60 days' notice prior to making a change to such Fund's 80% investment policy, as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                        2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's subadvisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                        3

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                       4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and nonfundamental policy regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not

                                       10

function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As

                                       11

with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the
Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

                                       12

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the

                                       13

obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

                                       14

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent

                                       15

rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an

                                       16

agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

                                       17

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

                                       18

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each
Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized
Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

                                       19

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
subadvisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions.
The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of
Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust
Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses.

                                       20

Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman High
Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value
Fund,, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreement for DWS
Dreman Mid Cap Value Fund is dated August 1, 2005 and was last renewed on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA), and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

                                       21

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a majority of the non-interested Directors most recently approved the Investment Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets         DWS Large Cap Value Fund*
------------------------------   -------------------------
$0 - $1.5 billion                          0.425%
Over $1.5 billion - $2 billion             0.400%
Over $2 billion - $3 billion               0.375%
Over $3 billion - $4 billion               0.350%
Over $4 billion - $5 billion               0.325%
Over $5 billion                            0.300%

*    Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       22

Average Daily Net Assets         DWS Large Cap Value Fund
------------------------------   ------------------------
$0 - $1.5 billion                         0.525%
Over $1.5 billion - $2 billion            0.500%
Over $2 billion - $3 billion              0.475%
Over $3 billion - $4 billion              0.450%
Over $4 billion - $5 billion              0.425%
Over $5 billion                           0.400%

                                   DWS Dreman High Return Equity Fund
                                             and DWS Dreman
Average Daily Net Assets                  Small Cap Value Fund
--------------------------------   ----------------------------------
$0 - $250 million                                0.750%
Over $250 million - $1 billion                   0.720%
Over $1 billion - $2.5 billion                   0.700%
Over $2.5 billion - $5 billion                   0.680%
Over $5 billion - $7.5 billion                   0.650%
Over $7.5 billion - $10 billion                  0.640%
Over $10 billion - $12.5 billion                 0.630%
Over $12.5 billion                               0.620%

Average Daily Net Assets          DWS Dreman Mid Cap Value Fund
-------------------------------   -----------------------------
$0 - $250 million                             0.75%
Over $250 million - $1 billion                0.72%
Over $1 billion - $2.5 billion                0.70%
Over $2.5 billion to $4 billion               0.68%
Over $4 billion                               0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                               Amount     Amount                  Amount     Amount
                                 Fiscal Year   Waived   Reimbursed  Fiscal Year   Waived   Reimbursed  Fiscal Year
Fund                                2007        2007       2007        2006        2006       2006        2005
-------------------------------  -----------  --------  ----------  -----------  --------  ----------  -----------
DWS Large Cap Value Fund         $ 8,550,419        --    $18,494   $10,046,511        --    $21,433   $10,288,958
DWS Dreman High Return Equity
   Fund                          $60,511,761        --    $94,008   $53,337,058        --    $88,724   $44,313,671
DWS Dreman Mid Cap Value Fund*   $   550,199  $172,609         --   $   190,836  $190,836    $73,136   $    12,493
DWS Dreman Small Cap Value Fund  $15,056,842        --    $21,701   $ 9,375,452        --    $14,916   $ 6,537,020

                                       23

*    DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the Fund to the extent necessary to maintain DWS Dreman Mid Cap Value Fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of DWS Large Cap
Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

                                       24

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors of the Corporation. The Board of
Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September 19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the Sub-Advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets   Fee Rate
------------------------   --------
First $1.5 billion          0.2025%
Next $500 million           0.1900%
Next $1 billion             0.1775%
Next $1 billion             0.1650%
Next $1 billion             0.1525%
Thereafter                  0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue 230-4, Aspen, Colorado 81611, is the Sub-Advisor for the DWS Dreman High
Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value
Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor. DVM was formed in April 1977 and is controlled by
David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap
Value Fund since January 18, 2002. DVM has served as Sub-Advisor for DWS Dreman
Mid Cap Value Fund since its inception. DVM has served as Sub-Advisor for DWS
Dreman High Return Equity Fund since its inception.

                                       25

The Advisor currently pays DVM for its services subadvisory fees, payable monthly, as a percentage of average daily net assets as shown below.

Average Daily Net Assets   DWS Dreman Mid Cap Value Fund
------------------------   -----------------------------
$0 - $500 million                      0.375%
Over $500 million                      0.340%

Average Daily Net Assets   DWS Dreman Small Cap Value Fund
------------------------   -------------------------------
$0 - $500 million                      0.375%
Over $500 million                      0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a Sub-Advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets           Annual Rate
--------------------------------   -----------
$0 - $250 million                     0.240%
Over $250 million - $1 billion        0.230%
Over $1 billion - $2.5 billion        0.224%
Over $2.5 billion - $5 billion        0.218%
Over $5 billion - $7.5 billion        0.208%
Over $7.5 billion - $10 billion       0.205%
Over $10 billion - $12.5 billion      0.202%
Over $12.5 billion                    0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

                                       26

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                                 Fiscal 2007   Fiscal 2006   Fiscal 2005
----------------------------------   -----------   -----------   -----------
DWS Dreman High Return Equity Fund   $18,386,793   $16,484,701   $13,700,258
DWS Dreman Mid Cap Value Fund*       $   242,306   $    66,599   $     5,036
DWS Dreman Small Cap Value Fund      $ 6,685,225   $ 4,179,274   $ 3,077,159

*    DWS Dreman Mid Cap Value Fund commenced operations on August 1, 2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

..    The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account.
     Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods
     (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

..    The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk
     Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of

                                       27

compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, and DWS
Dreman Small Cap Value Fund. The Funds have been advised that the Sub-advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-advisor's profit sharing plan, a defined contribution plan that allows the Sub-advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

..    Ability to work well with other members of the investment professional team and mentor junior members.

..    Contributions to the organizational overall success with new product strategies.

                                       28

..    Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                            Dollar Range of
Name of Portfolio Manager   DWS Large Cap Value Fund   All DWS Fund Shares Owned
-------------------------   ------------------------   -------------------------
Thomas Schuessler                      $0                   $50,001-$100,000

                              DWS Dreman High    DWS Dreman Mid Cap   DWS Dreman Small Cap
Name of Portfolio Manager   Return Equity Fund       Value Fund            Value Fund
-------------------------   ------------------   ------------------   --------------------
David N. Dreman               Over $1,000,000            $0                    $0
F. James Hutchinson                $0                    $0                    N/A
E. Clifton Hoover                  $0                    N/A                   $0
Mark Roach                          N/A                  $0                    $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                             Number of   Total Assets of    Number of Investment
                            Registered     Registered         Company Accounts      Total Assets of
                            Investment     Investment               with           Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee      Fee Accounts
-------------------------   ----------   ---------------   ---------------------   -----------------
Thomas Schuessler                1         $273,547,517              0                     0

                                       29

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                              Number of Pooled
                             Number of                       Investment Vehicle
                              Pooled      Total Assets of      Accounts with       Total Assets of
                            Investment   Pooled Investment   Performance-Based    Performance-Based
Name of Portfolio Manager    Vehicles         Vehicles              Fee              Fee Accounts
-------------------------   ----------   -----------------   ------------------   -----------------
Thomas Schuessler                0               0                   0                    0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                       Number of Other
                                                                        Accounts with      Total Assets of
                               Number of     Total Assets of Other   Performance-Based       Performance-
Name of Portfolio Manager   Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------   --------------   ---------------------   ------------------   ------------------
Thomas Schuessler                  2             $6,500,000,000               1              1,200,000,000

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                             Number of   Total Assets of   Number of Investment
                            Registered     Registered        Company Accounts       Total Assets of
                            Investment     Investment              with            Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ---------------------   -----------------
David N. Dreman                 21        $7,600,000,000             0                     $0
F. James Hutchinson             15        $6,300,000,000             0                     $0
E. Clifton Hoover                8        $3,500,000,000             0                     $0

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                             Number of   Total Assets of   Number of Investment
                            Registered     Registered        Company Accounts       Total Assets of
                            Investment     Investment              with            Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ---------------------   -----------------
David N. Dreman                 21       $15,900,000,000             0                     $0
F. James Hutchinson              8       $11,800,000,000             0                     $0
Mark Roach                      12       $ 3,300,000,000             0                     $0

                                       30

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                             Number of   Total Assets of   Number of Investment
                            Registered     Registered        Company Accounts       Total Assets of
                            Investment     Investment              with            Performance-Based
Name of Portfolio Manager    Companies      Companies      Performance-Based Fee     Fee Accounts
-------------------------   ----------   ---------------   ---------------------   -----------------
David N. Dreman                 21       $13,900,000,000             0                    $0
E. Clifton Hoover               15       $12,500,000,000             0                    $0
Mark Roach                      12       $ 1,300,000,000             0                    $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                              Number of Pooled
                             Number of                       Investment Vehicle
                              Pooled      Total Assets of      Accounts with       Total Assets of
                            Investment   Pooled Investment   Performance-Based    Performance-Based
Name of Portfolio Manager    Vehicles         Vehicles              Fee             Fee Accounts
-------------------------   ----------   -----------------   ------------------   -----------------
David N. Dreman                  9          $409,000,000              4              $57,900,000
F. James Hutchinson              0          $          0              0              $         0
E. Clifton Hoover                0          $          0              0              $         0
Mark Roach                       0          $          0              0              $         0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
Small Cap Value Fund

Other Accounts Managed:

                                                                      Number of Other
                                                                       Accounts with      Total Assets of
                               Number of     Total Assets of Other   Performance-Based   Performance-Based
Name of Portfolio Manager   Other Accounts          Accounts                Fee            Fee Accounts
-------------------------   --------------   ---------------------   -----------------   -----------------
David N. Dreman                   205            $2,700,000,000              0                   $0
F. James Hutchinson                 0            $            0              0                   $0
E. Clifton Hoover                 186            $2,600,000,000              0                   $0
Mark Roach                         19            $  109,000,000              0                   $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, and DWS
Dreman Small Cap Value Fund. The Sub-Advisor manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The
Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has

                                       31

day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

..    Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

..    To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

..    In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

..    The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The
     Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as

                                       32

     well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor, DeAmi and DVM's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the
Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisor's, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York
Attorney General on behalf of DAMI and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

                                       33

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS
Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed

                                       34

to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Underwriter

The Corporation, on behalf of the Funds has an underwriting agreement with DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
(the "Distributor"), a Massachusetts corporation, which is an affiliate of the
Advisor. The Corporation's underwriting agreement dated April 5, 2002 remains in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Funds. The underwriting agreement of the Funds was last approved by the Directors on September 17, 2007.

Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations;

                                       35

any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives;
the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the fund shall bear some or all of such expenses.

Although the Funds do not currently have a 12b-1 Plan for Class S shares, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Funds on a continuous basis to eligible investors in all states in which shares of the Funds may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The
Distributor has made no firm commitment to acquire shares of the Funds.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from DWS Dreman Mid Cap Value Fund: 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million, and 0.00450% over
$1 billion plus holding and transaction charges for this service. The amounts charged to DWS Dreman Mid Cap Value Fund for the fiscal years ended November 30,
2007 and November 30, 2006 were:

                                           Amount Charged
                                           --------------
Fund                              2007          2006        Amount Waived
-----------------------------   --------   --------------   -------------
DWS Dreman Mid Cap Value Fund   $105,295      $134,211         $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

                                       36

SSB, 225 Franklin Street, Boston, Massachusetts 02109 as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO, a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), 333 West 11th Street, Kansas City, Missouri 64105, DWS-SISC has
delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of fund shares whose interests are generally held in an omnibus account.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the

                                       37

fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal

                                       38

meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,859 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the

                                       39

Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------   -------------------------------
Bank of New York Mellon Corp.                                     $33,296
Prudential Financial Inc.                                         $29,117
JP Morgan Chas & Co.                                              $23,722

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,441 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------   -------------------------------
Washington Mutual Inc.                                            $257,704
PNC Financial Services Group                                      $231,187
Bank of America Corp.                                             $331,977
JP Morgan Chase & Co.                                             $ 24,113
US Bancorp                                                        $138,778
Wachovia Corp.                                                    $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950 in commissions. For the fiscal year ended November 30, 2006, the Fund paid $23,086 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule
10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------   -------------------------------
Comerica, Inc.                                                    $1,250
Marshall & Ilsley Corp.                                           $  876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------   -------------------------------
Waddell & Reed Financial, Inc.                                    $10,063

                                       40

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------   -------------------------------
Stancorp Financial Group, Inc.                                    $13,903
Apollo Investment Corp.                                           $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                     November 30, 2007   November 30, 2006
                                     -----------------   -----------------
DWS Large Cap Value Fund                    86%                 76%
DWS Dreman High Return Equity Fund          27%                 32%
DWS Dreman Mid Cap Value Fund               82%                 34%
DWS Dreman Small Cap Value Fund             60%                 48%

Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds'
shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds' agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by the Distributor of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

                                       41

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories --
"Core," "Strategic," "Satellite" or "Non-CSS" -- taking into consideration, among other things, the following criteria, where applicable:

..    The Fund's 3-year performance;

..    The Fund's Morningstar rating;

..    Market size for the fund category;

..    The Fund's size, including sales and redemptions of the Fund's shares;

..    The length of time the Fund's Portfolio Managers have managed the Fund; and

..    The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a

                                       42

fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at
www.dws-scudder.com, approximately one month after the end of each quarter. DWS
Scudder Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Funds, to forward the purchase order to the transfer agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

                                       43

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and the Distributor can establish investor accounts in any of the following types of retirement plans:

..    Traditional, Roth and Education IRAs. This includes Savings Incentive Match
     Plan for Employees of Small Employers ("SIMPLE"), Simplified Employee
     Pension Plan ("SEP") IRA accounts and prototype documents.

..    403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

..    Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Eligible Class S Investors

A.   The following investors may purchase Class S shares of DWS Funds either (i)
     directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of
     December 31, 2004.

     1.   Existing shareholders of Class S shares of any DWS Fund as of December
          31, 2004, and household members residing at the same address.

     2.   Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class AARP and
          Class S on July 17, 2006 and household members residing at the same address.

     3.   Shareholders who have owned Class S shares continuously since December
          31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS Fund.

     4.   Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock, bonus, pension or profit sharing plan continuously since December 31, 2004 may open a new individual account for Class S shares of any DWS Fund.

                                       44

     5.   Any participant who owns Class S shares of any DWS Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31,
          2004.

     6.   Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

     7.   Class S shares are available to any accounts managed by the Advisor, any advisory products offered by the Advisor or DWS-SDI and to DWS
          Allocation Series or other fund of funds managed by the Advisor or its affiliates.

     8.   Shareholders of Class S of DWS Emerging Markets Equity Fund who became shareholders of the fund in connection with the fund's acquisition of
          Scudder New Asia Fund, Inc. on April 17, 2006.

     9.   Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class
          S on August 18, 2006 and household members residing at the same address.

     10.  Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of
          Investment Class to Class S on October 23, 2006.

B.   The following additional investors may purchase Class S shares of DWS
     Funds.

     1.   Broker-dealers, banks and registered investment advisors ("RIAs") may purchase Class S shares in connection with a comprehensive or "wrap"
          fee program or other fee based program.

     2.   Any group retirement, employee stock, bonus, pension or profit-sharing plans.

     3.   Persons who purchase shares as part of an investment only placement in a 529 College Savings Plan.

     4.   Persons who purchase shares through a Health Savings Account or a
          Voluntary Employees' Benefit Association ("VEBA") Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For

                                       45

example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.

                                       46

Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company

                                       47

Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase additional shares of the
Funds through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum of
$250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account.
Termination by a shareholder will become effective within thirty days after the
Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

                                       48

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks,

                                       49

cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to the Distributor, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the

                                       50

Funds' transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request an exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund.
Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Funds intend to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If the Funds do not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Funds may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund and DWS Dreman High Return
Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and
December each year. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

                                       51

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Funds with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Funds will be credited to shareholder accounts in full and fractional shares of the same class of the
Funds at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.   To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.   To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Funds unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Funds may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

                                       52

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the

                                       53

shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an

                                       54

applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-US persons. Effective for taxable years of a Fund before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Funds because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the

                                       55

mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

Independent Board Members

Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of     Principal Occupation(s) During Past 5 Years and                   in DWS Fund
Time Served(1)                Other Directorships Held                                          Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)        Consultant, World Bank/Inter-American Development Bank;                  59
Chairperson since 2007, and   formerly, Project Leader, International Institute for Applied
Board Member, 2002-present    Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                              Group, Inc. (environmental insurance) (1986-1998)

                                       56

Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of     Principal Occupation(s) During Past 5 Years and                   in DWS Fund
Time Served(1)                Other Directorships Held                                          Complex Overseen
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)     Retired; formerly, Executive Vice President and Chief Risk               59
Board Member, 1999-present    Management Officer, First Chicago NBD Corporation/The First
                              National Bank of Chicago (1996-1998); Executive Vice President
                              and Head of International Banking (1995-1996). Directorships:
                              Healthways Inc. (provider of disease and care management
                              services); Portland General Electric (utility company);
                              Stockwell Capital Investments PLC (private equity). Former
                              Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                              Bank

Donald L. Dunaway (1937)      Retired; formerly, Executive Vice President, A. O. Smith                 59
Board Member, 1980-present    Corporation (diversified manufacturer) (1963-1994)

James R. Edgar (1946)         Distinguished Fellow, University of Illinois, Institute of               59
Board Member, 1999-present    Government and Public Affairs (1999-present); formerly,
                              Governor, State of Illinois (1991-1999). Directorships:  John
                              B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                              Youbet.com (online wagering platform); Alberto-Culver Company
                              (manufactures, distributes and markets health and beauty care products)

Robert B. Hoffman (1936)      Retired; formerly, Chairman, Harnischfeger Industries, Inc.              59
Board Member, 1981-present    (machinery for the mining and paper industries) (1999-2001);
                              prior thereto, Vice Chairman and Chief Financial Officer,
                              Monsanto Company (agricultural, pharmaceutical and
                              nutritional/food products) (1994-1999). Directorship:  RCP
                              Advisors, LLC (a private equity investment advisory firm)

William McClayton (1944)      Chief Administrative Officer, Diamond Management & Technology            59
Board Member, 2004-present    Consultants, Inc. (global management consulting firm)
                              (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                              (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                              of Metropolitan Chicago. Formerly Trustee, Ravinia Festival

Shirley D. Peterson (1941)    Retired; formerly, President, Hood College (1995-2000); prior            59
Board Member, 1995-present    thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                              Internal Revenue Service; Assistant Attorney General (Tax), US
                              Department of Justice. Directorships:  Federal Mogul Corp.
                              (supplier of automotive components and subsystems); AK Steel
                              (steel production); Goodyear Tire & Rubber Co.
                              (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                              manufacturer and marketer of footwear) (April 2005-present);
                              Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                              Steel Corp.

Robert H. Wadsworth (1940)    President, Robert H. Wadsworth & Associates, Inc. (consulting            62
Board Member, 2004-present    firm) (1983 to present). Formerly, Trustee of New York Board
                              DWS Funds.

                                       57

Officers(2)

Name, Date of Birth,
Position(s) Held with the
Corporation and Length of       Principal Occupation(s) During Past 5 Years and
Time Served(1)                  Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)      Managing Director(3), Deutsche Asset Management (2006-present); President of
President, 2006-present         DWS family of funds; Director, ICI Mutual Insurance Company (since October
                                2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                                Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                                President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(5) (1962)         Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present

Paul H. Schubert(4) (1963)      Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,        Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                    Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present         Global Asset Management (1994-1998)

Patricia DeFilippis(4) (1963)   Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,            New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                    Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(4) (1962)      Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,            Counsel, Morrison and Foerster LLP (1999-2005)
2005-present

Caroline Pearson(5) (1962)      Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present

Paul Antosca(5)                 Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
(1957)                          The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present

Jack Clark (5) (1967)           Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,            State Street Corporation (2002-2007)
2008-present

Kathleen Sullivan D'Eramo(5)    Director(3), Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present

Diane Kenneally(5) (1966)       Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present

Jason Vazquez(4) (1972)         Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering           Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,             Operations Manager for AXA Financial (1999-2004)
2007-present

Robert Kloby(4) (1962)          Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,       Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                    The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                                (1984-1988)

(1)  Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the

                                       58

     officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)  As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)  Executive title, not a board directorship.

(4)  Address: 345 Park Avenue, New York, New York 10154.

(5)  Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:    Vice President
Caroline Pearson:    Secretary
Philip J. Collora:   Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other

                                       59

tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway
(alternate) and William McClayton (alternate). The Valuation Committee held one
(1) meeting for DWS Large Cap Value Fund and DWS Dreman High Return Equity Fund
and two (2) meetings for DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund[s]and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                                                                     Pension or         Total
                                     Compensation    Compensation   Compensation     Retirement      Compensation
                      Compensation       from            from           from          Benefits       Paid to Board
                         from         DWS Dreman      DWS Dreman     DWS Dreman       Accrued        Member from
Name of              DWS Large Cap    High Return   Mid Cap Value    Small Cap       as Part of        DWS Fund
Board Member           Value Fund     Equity Fund        Fund        Value Fund    Fund Expenses   Complex(2)(3)(4)
------------------    ------------   ------------   -------------   ------------   -------------   ----------------
John W. Ballantine      $6,390          $11,050         $1,980         $6,630            $0            $215,000

                                       60

                                         Compensation    Compensation   Compensation     Retirement      Compensation
                          Compensation       from            from           from          Benefits       Paid to Board
                              from        DWS Dreman      DWS Dreman     DWS Dreman       Accrued        Member from
Name of                  DWS Large Cap    High Return   Mid Cap Value     Small Cap      as Part of        DWS Fund
Board Member               Value Fund     Equity Fund        Fund        Value Fund    Fund Expenses   Complex(2)(3)(4)
----------------------   -------------   ------------   -------------   ------------   -------------   ----------------
Donald L. Dunaway            $6,020         $10,450         $1,850         $6,240            $0            $202,500
James R. Edgar(1)            $5,655         $10,185         $1,756         $5,865            $0            $190,000
Paul K. Freeman              $7,870         $13,647         $2,448         $8,190            $0            $265,000
Robert B. Hoffman            $5,490         $ 9,560         $1,700         $5,700            $0            $185,000
William McClayton            $6,090         $10,530         $1,890         $6,310            $0            $205,000
Shirley D. Peterson(5)       $5,560         $ 9,645         $1,720         $5,780            $0            $187,500
Robert H. Wadsworth          $6,090         $10,530         $1,890         $6,310            $0            $245,250

(1)  Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
     Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
     payable from the Funds to Governor Edgar are $148,538.

(2)  For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year 2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)  Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)  Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D& O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D& O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D& O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D& O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       61

                                                                                                    Aggregate Dollar
                                          Dollar Range of     Dollar Range of   Dollar Range of    Range of Securities
                        Dollar Range of   Securities Owned   Securities Owned      Securities       Owned in All Funds
                       Securities Owned    in DWS Dreman       in DWS Dreman      Owned in DWS       in the DWS Fund
                       in DWS Large Cap     High Return        Mid Cap Value      Dreman Small     Complex Overseen by
Name of Board Member      Value Fund        Equity Fund            Fund          Cap Value Fund        Board Member
--------------------   ----------------   ----------------   ----------------   ----------------   -------------------
John W. Ballantine      $10,001-$50,000     Over $100,000          None               None            Over $100,000

Donald L. Dunaway*       Over $100,000    $50,001-$100,000    $10,001-$50,000     Over $100,000       Over $100,000

James R. Edgar*              None           Over $100,000          None           Over $100,000       Over $100,000

Paul K. Freeman              None         $50,001-$100,000         None            $1-$10,000         Over $100,000

Robert B. Hoffman            None              None                None               None            Over $100,000

William McClayton            None              None                None               None           $10,001-$50,000

Shirley D. Peterson    $50,001-$100,000        None                None         $50,001-$100,000      Over $100,000

Robert H. Wadsworth          None              None                None               None            Over $100,000

*    The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                     Value of      Percent of
                         Owner and                                 Securities on   Class on an
Independent           Relationship to                              an Aggregate     Aggregate
Board Member            Board Member    Company   Title of Class       Basis          Basis
-------------------   ---------------   -------   --------------   -------------   -----------
John W. Ballantine                       None
Donald L. Dunaway                        None
James R. Edgar                           None
Paul K. Freeman                          None
Robert B. Hoffman                        None
William McClayton                        None
Shirley D. Peterson                      None
Robert H. Wadsworth                      None

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

                                       62

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership      Shares            % of Total Shares
--------------------------------------   ------------   -----------------------------
JENNIFER FERRARI TTEE                    2,923,423.67        20.64% of class A

STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ  07068-1739

MORGAN STANLEY & CO.                     1,132,177.16         7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                        74,953.94         5.46% of class B

HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                71,053.97         5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF             214,549.58         14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO             1,363,301.84   45.43% of Institutional class

CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO             1,065,235.14   35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO               323,786.28   10.79% of Institutional class

CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO               211,617.71   7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       63

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership      Shares            % of Total Shares
--------------------------------------   ------------   -----------------------------
MLPF&S FOR THE SOLE BENEFIT OF             132,944.12         8.05% of class C

ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL 32246-6484

STATE STREET BANK & TRUST CO               289,023.07   37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO               193,480.66
CUST FBO                                                24.82% of Institutional class

DWS LIFECOMPASS 2020 FUND
QUINCY MA 02171-2105

GREENLEAF TRUST-MAIN OFFICE 1              115,361.18   14.80% of Institutional class
KALAMAZOO MI 49007-4713

STATE STREET BANK & TRUST CO                63,883.31    8.20% of Institutional class

CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA 02171-2105

STATE STREET BANK & TRUST CO                63,122.15    8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA 02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT           261,647.61         19.85% of class S

SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ 07102-4056

CHARLES SCHWAB & CO INC                    139,969.27         10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA 94104-4151

ELIZABETH S DICK                            95,299.78         7.23% of class S

C/O E DICK SMITH
BOSTON MA 02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership      Shares           % of Total Shares
--------------------------------------   ------------   -----------------------------
MLPF&S FOR THE SOLE BENEFIT OF           3,080,619.38         8.15% of class A

ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL 32246-6484

                                       64

CITIGROUP GLOBAL MARKETS INC               241,031.47         9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF           1,717,794.85        24.51% of class C

ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS INC               498,537.58         7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY 10001-2402

MLPF&S FOR THE SOLE BENEFIT OF             985,164.01   27.18% of Institutional class

ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL 32246-6484

NAT'L FINANCIAL SERVICES CORP FOR          633,778.22   17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY 10281-1003

CHARLES SCHWAB & CO INC                  1,163,733.60       19.00% of class S

REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA 94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT           865,503.10        14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ 07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and

                                       65

was a director at the time DIMA entered into the Fund Indemnification Agreement
(the "Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund are each a series of DWS Value
Series, Inc. ("the Corporation"). DWS Dreman Concentrated Value Fund is the
fifth series of the Corporation (not offered in this SAI). The Corporation was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
4,100,000,000 designated for classes of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their names to DWS Large Cap Value Fund, DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Mid Cap Value
Fund and DWS Dreman Small Cap Value Fund, respectively. Currently, Class A,
Class B, Class C, Class R, Class S and Institutional Class shares are offered by
DWS Dreman High Return Equity Fund. Currently, Class A, Class B, Class C,
Institutional Class and Class S are offered by DWS Large Cap Value Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the

                                       66

Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting
Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds'
principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

..    Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

..    Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

..    Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

..    Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

..    Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders

                                       67

(sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940
Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-scudder.com for Class S shares (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund, together with the Reports of Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November
30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for Class S of DWS Large Cap Value Fund discussed in this
Statement of Additional Information is:

Class S: 23338F 606

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP number for Class S of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information is:

Class S: 23338F 846

                                       68

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP number for Class S of DWS Dreman Mid Cap Value Fund discussed in this
Statement of Additional Information is:

Class S: 23338F 713

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for Class S of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information is:

Class S: 23338F 762

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       69

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

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MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       71

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       72

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       73

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

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